DEFINITIVE PROXY STATEMENT
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Proxy Statement Pursuant to Section 14(a) of
The Securities Exchange Act of 1934

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[   ] Soliciting Material Pursuant to §240.14a-12

Juhl Wind, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Juhl Wind, Inc.
Notice of Annual Meeting of Stockholders
To Be Held on Wednesday, August 17, 2011

To the Stockholders of Juhl Wind, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of Juhl Wind, Inc. (the “Company”) will be held on Wednesday, August 17, 2011, at 10 a.m. Local Time, at the offices of Company counsel, Synergy Law Group, LLC, 730 W. Randolph Street, 6th Floor, Chicago, Illinois 60661, for the purpose of considering and voting upon the following matters:

1.	To approve amendments to the Company’s current By-Laws, each as a separate proposal, as follows:

a.
To change the quorum for transaction of business at a stockholder meeting from one-third (33.33%) of the outstanding shares entitled to vote to a majority of the stock issued and outstanding and entitled to vote;

b.	To clarify that there is no cumulative voting in the election of directors;
c.	To provide that the Board of Directors shall consist of not less than two (2) or more than ten (10) directors, with the exact number to be fixed by resolution of the Board;
d.	To permit the Board of Directors to authorize a classified Board of Directors; and
e.	To approve certain administrative revisions.

2.	To elect five directors, each for a term of one year to serve until the next annual meeting of stockholders;

3.	To ratify the appointment of Boulay, Heutmaker, Zibell & Co., P.L.L.P. as the Company’s independent registered public accounting firm for the 2011 fiscal year; and

4.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on July 18, 2011 as the record date for determining those stockholders entitled to receive notice of and to vote at the Meeting and any adjournments or postponements thereof.

Whether or not you expect to be present, please sign, date and return the enclosed proxy card in the pre-addressed envelope provided for that purpose as promptly as possible.

By Order of the Board of Directors,

/s/ Daniel J. Juhl

Daniel J. Juhl
Chairman

Woodstock, Minnesota
August 1, 2011

ALL STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. THOSE STOCKHOLDERS WHO ARE UNABLE TO ATTEND ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. STOCKHOLDERS WHO EXECUTE A PROXY MAY NEVERTHELESS ATTEND THE MEETING, REVOIKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

IMPORTANT

Whether you expect to attend the Meeting, please complete, date, and sign the accompanying proxy, and return it promptly in the enclosed return envelope or follow the instructions contained under the heading “Important Notice Regarding Availability of Proxy Materials” which also contains instructions on how you may request to receive a paper or email copy of these documents. There is no charge to you for requesting a paper or email copy of these documents. If you grant a proxy, you may revoke it at any time prior to the Meeting or nevertheless vote in person at the Meeting.

Juhl Wind, Inc.

Annual Meeting of Stockholders
To Be Held on Wednesday, August 17, 2011

Proxy Statement

General

We are providing these proxy materials in connection with the solicitation by the Board of Directors of Juhl Wind, Inc. of proxies to be voted at our 2011 Annual Meeting of Stockholders to be held on Wednesday, August 17, 2011, at 10 a.m. Local Time at the offices of Company counsel, Synergy Law Group, LLC, 730 W. Randolph Street, 6th Floor, Chicago, Illinois 60661 and at any postponement or adjournment thereof. In this proxy statement, Juhl Wind, Inc. is referred to as the “Company,” “we,” “our” or “us.”

The approximate date that this proxy statement and the enclosed form of proxy are first being sent to our shareholders is August 1, 2011.

Outstanding Securities and Voting Rights

Only holders of record of our common stock at the close of business on July 18, 2011, the record date, will be entitled to notice of and to vote at the Meeting. On that date, we had 21,939,944 shares of common stock outstanding. Each share of common stock is entitled to one vote at the Meeting.

The presence in person or represented by proxy of one-third (33.33%) of the outstanding shares of common stock constitutes a quorum for the transaction of business at the Meeting. Abstentions and broker “non-votes” are counted as present and entitled to vote for purposes of determining whether a quorum exists. A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owners.

Proxy Voting

You may vote your proxy by completing, dating, signing and mailing the accompanying form of proxy in the return envelope provided. The persons authorized to vote your shares will vote them as you specify.  In the absence of directions, proxies will be voted “FOR” the approval of the amendments to the current By-Laws, “FOR” the election of each of the nominees to the Board named herein and “FOR” the ratification of Boulay, Heutmaker, Zibell & Co., P.L.L.P. as the Company’s independent registered public accounting firm for the 2011 fiscal year. If, however, other matters are properly presented, the person named in the proxies in the accompanying proxy card will vote in accordance with their discretion with respect to such matters.

All votes will be tabulated by the Company’s transfer agent, Empire Stock Transfer, Inc. who has been appointed as the Inspector of Election for the Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. A list of the record stockholders entitled to vote at the Meeting will be available at the Company’s offices, 996 190th Avenue, Woodstock, MN 56186, for a period of ten (10) days prior to the Meeting for examination by any stockholder.

Attendance and Voting at the Meeting

If you own common stock of record, you may attend the Meeting and vote in person, regardless of whether you have previously voted by proxy card. If you own common stock in street name, you may attend the Meeting but in order to vote your shares at the Meeting, you must obtain a “legal proxy” from the bank or brokerage firm that holds your shares. You should contact your bank of brokerage account representative to learn how to obtain a legal proxy. We encourage you to vote your shares in advance of the Meeting by one of the methods described above, even if you plan to attend the Meeting. If you have already voted prior to the Meeting, you may nevertheless change or revoke your vote at the Meeting in the manner described below.

Revocation

If you own common stock of record, you may revoke a previously granted proxy at any time before it is voted by delivering to the Company a written notice of revocation or duly executed proxy bearing a later date, or by attending the Meeting and voting in person. Any stockholder owning common stock in street name may change or revoke previously granted voting instructions by contacting the bank or brokerage firm holding the shares or by obtaining a legal proxy from such bank or brokerage firm and voting in person at the Meeting.

Costs of Mailing and Solicitation

The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Meeting and the enclosed proxy will be borne by us. In addition to the use of mail, our employees may solicit proxies personally and by telephone. Our employees will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. We may reimburse such persons for their expenses in so doing.

Adjournment or Postponement of the Meeting

The Meeting may be adjourned or postponed without notice other than by an announcement made at the Meeting, if approved by the holders of a majority of the shares represented and entitled to vote at the Meeting. No proxies voted against approval of any of the proposals will be voted in favor of adjournment or postponement for the purpose of soliciting additional proxies. If we postpone the Meeting, we will issue a press release to announce the new date, time and locating of the Meeting.

BENEFICIAL SECURITY OWNERSHIP

The following table sets forth as of July 18, 2011, information with respect to the beneficial ownership of our common stock by (i) each person who is known by us to beneficially own 5% or more of our outstanding common stock, (ii) each of our executive officers named in the Summary Compensation Table in the section “Execution Compensation,” (iii) each of our directors, and (iv) all directors and executive officers as a group.

As used herein, the term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934 as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition of) with respect to the shares through any contract, arrangement, understanding, relationship or otherwise, including a right to acquire such power(s) during the next sixty (60) days. Unless otherwise noted, beneficial ownership consists of sole ownership, voting and investment rights and the address for each person is c/o Juhl Wind, Inc., 996 190th Avenue, Woodstock, Minnesota, 56186.

Name (1)	Number of Shares Beneficially Owned (2,10)		Percentage of Shares Beneficially Owned (3)
5% Stockholders:

Vision Opportunity Master Fund, Ltd.	11,921,538	(4,13)	36.86%

Greenview Capital, LLC	2,599,762	(5,13)	11.71%

Daybreak Special Situations Master Fund, Ltd.	2,599,762	(6,13)	11.71%

Executive Officers and Directors:

Daniel J. Juhl	14,000,000	(7)	63.81%

John P. Mitola	1,760,000	(8)	7.84%

John J. Brand	212,500	(9)	*

Edward C. Hurley	10,000	(10)	*

General Wesley Clark	513,300	(11)	2.29%

James Beck	8,740	(12)	*

All executive officers and directors as a group (6 persons)	16,504,540		71.17%
____________________
*	Represents less than 1%.

1 Other than the 5% Stockholders listed above, the address of each person is c/o Juhl Wind, Inc., 996 190th Avenue, Woodstock, Minnesota 56186.

2 Unless otherwise indicated, includes shares owned by a spouse, minor children and relatives sharing the same home, as well as entities owned or controlled by the named person. Also includes shares if the named person has the right to acquire those shares within 60 days after July 18, 2011, by the exercise or conversion of any warrant, stock option or convertible preferred stock. Unless otherwise noted, shares are owned of record and beneficially by the named person.

3 The calculation in this column is based upon 21,939,944 shares of common stock outstanding on July 18, 2011. The shares of common stock underlying warrants, stock options and convertible preferred stock are deemed outstanding for purposes of computing the percentage of the person holding them but are not deemed outstanding for the purpose of computing the percentage of any other person.

4 Consists of (a) 1,522,788 shares of common stock currently held by Vision Opportunity Master Fund, (b) 4,560,000 shares of common stock issuable upon the conversion of Series A convertible preferred stock and (c) 5,838,750 shares of common stock issuable upon the conversion of Series B convertible preferred stock. Adam Benowitz is the Portfolio Manager of Vision Capital Advisors, LLC, the investment manager of Vision Opportunity Master Fund, Ltd., which is the registered holder of the securities.  Mr. Benowitz, as the Managing Member of Vision Capital Advisors, LLC and the Director of Vision Opportunity Master Fund, has voting and dispositive power over the securities owned by Vision Opportunity Master Fund.  The preferred stock is subject to the ownership limitation detailed in Note 13 below. The address for Vision Opportunity Master Fund, Ltd. is c/o Citi Hedge Fund Services (Cayman) Limited, Cayman Corporate Cenre, 27 Hospital Road, 5th Floor, Grand Cayman KY1-1109, Cayman Islands.

5 Consists of (a) 1,769,093 shares of common stock owned by Greenview Capital, LLC and its individual members John Prinz and Gene Maher), (b) 570,669 shares of common stock currently held by Daybreak Special Situations Master Fund, an affiliate of Greenview Capital, LLC and (c) 260,000 shares of common stock issuable upon the conversion of Series A convertible preferred stock held by Daybreak Special Situations Master Fund. The preferred stock is subject to the ownership limitation detailed in Note 13 below.  Larry Butz as Managing Partner of Daybreak Capital Management LLC, the investment advisor to Daybreak Special Situations Master Fund, Ltd., has voting and dispositive power over the shares held by Daybreak Special Situations Master Fund, Ltd.  Mr. Butz, as Managing Partner of Daybreak Capital Management LLC, may be deemed to beneficially own the shares of common stock held by Daybreak Special Situations Master Fund, Ltd.  Each of Daybreak Capital Management LLC and Mr. Butz disclaim beneficial ownership of such shares.  Daybreak Capital Management LLC is an affiliate of Greenview Capital LLC, and the beneficial ownership figures, before and after the offering, includes shares beneficially owned by Greenview Capital.  The address for Greenview Capital, LLC is 100 E. Cook Road, Suite 101, Libertyville, Illinois 60048.

6  Consists of (a) 570,669 shares of common stock owned by Daybreak Special Situations Master Fund, (b) 1,769,093 beneficially owned by Greenview Capital, LLC, an affiliate of Daybreak Special Situations Master Fund, and its individual members and (c) 260,000 shares of common stock issuable upon the conversion of Series A convertible preferred stock. The preferred stock is subject to the ownership limitation detailed in Note 13 below. The address for Daybreak Special Situations Master Fund, Ltd. is 100 E. Cook Road, 2nd Floor, Libertyville, Illinois 60048.

7 Includes 3,500,000 shares of common stock held by Mary Juhl, Mr. Juhl’s spouse, and 7,000,000 shares held by the Juhl Family Limited Partnership, a Delaware limited partnership in which Mr. Juhl is the general partner.

8 Includes (a) 125,000 shares held by the Mitola Family Limited Partnership, a Delaware limited partnership in which Mr. Mitola is the general partner and (b) 510,000 shares of common stock issuable upon the exercise of stock options exercisable within 60 days.

9 Consists of 212,500 shares of common stock issuable upon the exercise of stock options granted to him as compensation exercisable within 60 days.

10 Consists of 10,000 shares of common stock issuable upon the exercise of stock options granted to him as compensation for board membership exercisable within 60 days.

11 Consists of (i) 5,300 shares of common stock and (ii) 510,000 shares of common stock issuable upon the exercise of stock options granted to him as compensation for board membership exercisable within 60 days.

12 Consists of 8,740 shares of common stock issuable upon the exercise of stock options granted to him as compensation for board membership exercisable within 60 days.

13 Vision Opportunity Master Fund and Daybreak Special Situations Master Fund each hold Series A preferred stock and Series B Preferred Stock that are convertible into shares of common stock. The agreement with respect to which these stockholders purchased the preferred stock contains a limitation of 9.9% (a so-called “blocker”) on the number of shares such stockholders may beneficially own at any time. The 9.9% ownership limitation, however, does not prevent a stockholder from selling some of its holdings and then receiving additional shares.  In this way, a stockholder could sell more than the 9.9% ownership limitation while never holding more than this limit. These numbers do not reflect the 9.9% ownership limitation.

AMENDMENTS TO CURRENT BY-LAWS PROPOSALS AND ADOPTION OF AMENDED AND RESTATED BY-LAWS

The Company’s current By-Laws are the By-Laws of the Company which were adopted upon its formation as Help-U-Drive, Inc. in 2006, and are included as Exhibit A. The Board of Directors believes that the current By-Laws of the Company either hinder or restrict the Board and the Company from taking actions that would be in the best interests of the Company and its stockholders.  Below you will find  proposals 1 through 4 that are for each significant amendment to the current By-Laws that will be found, if approved, in the Amended and Restated By-Laws.  There is also proposal 5 on administrative changes to the current By-Laws that are found in the Amended and Restated By-Laws.  If there is no proposal with regard to a provision in the Amended and Restated By-Laws, that signifies that there are no significant differences with respect to the provision in the current By-Laws and the Amended and Restated By-Laws.

The amendments to the current By-Laws that are included in proposals 1 through 5 that are approved by a majority of the stockholders will be included in the Amended and Restated By-Laws.  If any of the amended provisions of the current By-Laws that are set forth in proposals 1 through 5 that are rejected by the stockholders, such provisions will be stricken from the Amended and Restated By-Laws.  The Amended and Restated By-Laws that are attached hereto as Exhibit B include all provisions set forth in 1 through 5 of the proposals.

This description of the proposed amendments to the current By-Laws is only a summary.  You are encouraged to review the current By-Laws and the proposed Amended and Restated By-Laws in their entirety. The Company has included both the current By-Laws as Exhibit A and the proposed Amended and Restated By-Laws so that each shareholder will have the opportunity to compare them and have full disclosure of what the Company's Board of Directors is requesting each shareholder to approve.

PROPOSAL 1:
AMENDMENT OF THE BYLAWS OF THE COMPANY TO CHANGE
QUORUM REQUIRED FOR TRANSACTION OF BUSINESS
AT STOCKHOLDER MEETINGS

The current By-Laws of the Company provide that the presence, in person or by proxy, of the holders of one-third (33.33%) of the outstanding shares entitled to vote thereat shall be necessary to constitute a quorum for the transaction of business at all meetings of shareholders.

This proposed amendment to the By-Laws would provide that the holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation.

The proposed amendment would require a higher percentage of stockholder representation at stockholder meetings in order to transact business of the Company which the Company believes would ensure increased participation by stockholders at stockholder meetings. The Company believes that the proposed amendment is in the best interests of the Company and its stockholders.

Vote Required and Recommendation

Pursuant to Section 109 of the Delaware General Corporation Law, the power to adopt, amend or repeal the By-Laws shall be in the stockholders entitled to vote. The approval of the amendment of the By-Laws to amend the quorum required for the transaction of business at stockholder meetings requires the affirmative vote of the holders of a majority of the shares of the Company’s common stock present in person or by proxy at the Meeting. The Board recommends that its stockholders vote “FOR” the approval of the By-Laws to change the quorum required for the transaction of business at stockholder meetings.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT OF THE BY-LAWS TO CHANGE THE QUORUM REQUIRED FOR THE TRANSACTION OF BUSINESS AT STOCKHOLDER MEETINGS.

PROPOSAL 2:
AMENDMENT OF THE BYLAWS OF THE COMPANY TO CLARIFY THAT
THERE IS NO CUMULATIVE VOTING IN THE ELECTION OF DIRECTORS

The current By-Laws of the Company provide that at each election for directors, every shareholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected at that time and for whose election he has a right to vote. The language in the current By-Laws is unclear as to whether stockholders are entitled to cumulate their votes in elections for directors.

This proposed amendment to the By-Laws would clarify that stockholders do not have the right to cumulate their votes for directors.

Under cumulative voting, a stockholder may cast all of his or her votes for one or more, but not all, of the directors on the ballot. Without cumulative voting, a stockholder is entitled to one (1) vote for each share of the capital stock having voting power held by such stockholder.

The Company believes that cumulative voting is not in the best interests of the Company and its stockholders for the following reasons:

°     Cumulative voting could impair the effective functioning of the Board by electing a director obligated to represent the special interest of a small group of stockholders rather than all of the Company’s stockholders.

°     Cumulative voting also allows stockholders a voice in director elections that is disproportionate to their economic investment in the Company. The Board does not believe that any minority of stockholders should be advantaged or disadvantaged compared with all other stockholders.

°     Cumulative voting could permit stockholders representing a relatively small minority of all shares to elect a director. Since each director oversees the management of the Company for the benefit of all stockholders, the Board believes that eliminating cumulative voting creates a more balanced approach to corporate governance.

Vote Required and Recommendation

Pursuant to Section 109 of the Delaware General Corporation Law, the power to adopt, amend or repeal the By-Laws shall be in the stockholders entitled to vote. The approval of the amendment of the By-Laws to clarify that there is no cumulative voting requires the affirmative vote of the holders of a majority of the shares of the Company’s common stock present in person or by proxy at the Meeting. The Board recommends that its stockholders vote “FOR” the approval of the By-Laws to clarify that there is no cumulative voting for directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT OF THE BY-LAWS TO CLARIFY THAT THERE IS NO CUMULATIVE VOTING IN THE ELECTION OF DIRECTORS.

PROPOSAL 3:
AMENDMENT OF THE BYLAWS OF THE COMPANY TO PERMIT INCREASE
IN THE NUMBER OF DIRECTORS

The current By-Laws of the Company provide that the entire Board of Directors shall consist of two (2) natural persons, all of whom shall be of the age and capacity to make binding contractual agreements under Delaware law, unless the shares of the Company are owned by less than two (2) shareholders, in which instance the number of directors shall equal the number of its shareholders.

This proposed amendment to the By-Laws would provide that Company’s Board of Directors shall consist of not less than two or more than ten members, with the exact number to be fixed from time to time in accordance with a resolution adopted by a majority of the entire Board of Directors.

The Company believes the proposed amendment would provide flexibility in corporate governance and is in the best interests of the Company and its stockholders.  Further, it provides the Company with the ability to add independent directors, which is a requirement for listing on a national exchange.

Vote Required and Recommendation

Pursuant to Section 109 of the Delaware General Corporation Law, the power to adopt, amend or repeal the By-Laws shall be in the stockholders entitled to vote. The approval of the amendment of the By-Laws to permit an increase in the number of directors requires the affirmative vote of the holders of a majority of the shares of the Company’s common stock present in person or by proxy at the Meeting. The Board recommends that its stockholders vote “FOR” the approval of the By-Laws to permit an increase in the number of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT OF THE BY-LAWS TO PERMIT AN INCREASE IN THE NUMBER OF DIRECTORS.

PROPOSAL 4:
AMENDMENT OF THE BYLAWS OF THE COMPANY TO AUTHORIZE
BOARD OF DIRECTORS TO CREATE A CLASSIFIED BOARD

The current By-Laws of the Company provide that at each annual meeting of shareholders, the shareholders shall elect directors to hold office until the next succeeding annual meeting.

This proposed amendment to the By-Laws would provide that the Company’s Board of Directors may act to divide the directors into three classes, designated as Class I, Class II and Class III. The number of directors in each class would be as nearly equal in number as practicable. Following the Board’s determination to divide the directors into classes, the term of the Class I directors would expire at the first annual meeting of stockholders thereafter; the term of the Class II directors would expire at the second annual meeting of stockholders thereafter; and the term of the Class III directors would expire at the third annual meeting of stockholders thereafter, in each case until his or her successor is duly elected and qualified or until his or her earlier resignation, death, incapacity or removal from office. Upon the expiration of the initial terms of office for each class of directors following the Board’s determination to divide the directors into classes, the successor directors of each class would be elected for a full term of three years, to serve until their successors are duly elected and qualified or until their earlier resignation, death, incapacity or removal from office.

To clarify, this amendment only permits the Board to divide the directors into classes, which is allowed under the Delaware General Corporation Law, if included in a Company’s by-laws or certificate of incorporation.   If such amendment is approved, then going forward, the Board must determine if it wants to divide the directors into classes, if not, the each member of the Board of Directors will serve until the next succeeding annual meeting.

The Company believes the proposed amendment would provide flexibility in corporate governance and is in the best interests of the Company and its stockholders.  Further, the ability to divide a board into classes provides for greater continuity of the Board of Directors, which enhances corporate stability and board independence.   Thus, it is more likely that the Company retains its independent directors, and fosters long term strategic growth.

Vote Required and Recommendation

Pursuant to Section 109 of the Delaware General Corporation Law, the power to adopt, amend or repeal the By-Laws shall be in the stockholders entitled to vote. The approval of the amendment of the By-Laws to authorize the Board of Directors of the Company to create a classified Board requires the affirmative vote of the holders of a majority of the shares of the Company’s common stock present in person or by proxy at the Meeting. The Board recommends that its stockholders vote “FOR” the approval of the By-Laws to authorize the Board of Directors to create a classified Board.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT OF THE BY-LAWS TO AUTHORIZE THE BOARD OF DIRECTORS OF THE COMPANY TO CREATE A CLASSIFIED BOARD.

PROPOSAL 5:
AMENDMENT OF THE BYLAWS OF THE COMPANY TO
MAKE ADMINISTRATIVE CHANGES

This proposed amendment to the By-Laws would make revisions to the current By-Laws which consist of administrative changes. The administrative changes covered by this amendment include:

(a)           Providing for additional officers. The current By-Laws provide for a Chief Executive Officer, a Secretary, a Treasurer and such other officers as the Board of Directors may determine. The amended By-Laws would provide for a President, a Vice-President, a Secretary and a Treasurer. The Board of Directors would also be authorized to appoint a Chairman of the Board, Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Chief Technology Officer, Vice President of Development Services, one or more Senior Vice-Presidents, additional Vice-Presidents, and one or more assistant secretaries and assistant treasurers. The additional officers provided by this amendment to the Company By-Laws would provide flexibility in corporate governance consistent with the size and nature of the Company.

(b)           Providing for Uncertificated Shares. The current By-Laws provide that the shares of the Company shall be represented by certificates. The proposed amendment to the By-Laws would permit shares to be represented by certificates or be uncertificated. This proposed amendment would provide flexibility in corporate governance and would update the By-Laws to conform to changes in technology and corporate recordkeeping.

(c)           Providing for the voting of a proxy within three (3) years after its date. The current By-Laws provide that no proxy shall be valid after the expiration of eleven (11) months from the date of its execution, unless otherwise provided therein. This proposed amendment to the By-Laws would provide that no proxy shall be voted on or after three (3) years from its date, unless the proxy provides for a longer period.

The Company believes this proposed amendment would be in the best interests of the Company and its stockholders, and provides greater clarification over similar provisions in the current By-Laws.

Vote Required and Recommendation

Pursuant to Section 109 of the Delaware General Corporation Law, the power to adopt, amend or repeal the By-Laws shall be in the stockholders entitled to vote. The approval of the amendment of the By-Laws to make administrative changes requires the affirmative vote of the holders of a majority of the shares of the Company’s common stock present in person or by proxy at the Meeting. The Board recommends that its stockholders vote “FOR” the approval of the By-Laws to make administrative changes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT OF THE BY-LAWS TO MAKE ADMINISTRATIVE CHANGES.

PROPOSAL 6:
ELECTION OF DIRECTORS

Nominees for Re-election

The following individuals have been recommended and nominated by the Nominations and Governance Committee of the Board of Directors to serve as directors of Juhl Wind, Inc.:

Daniel J. Juhl
John Mitola
Edward C. Hurley
General Wesley K. Clark
James W. Beck

Each of the nominees is a current Director who was elected by a majority of our stockholders and who has been nominated for re-election by our existing Board. Directors will be elected to serve until the next annual meeting of stockholders or until such director’s successor shall have been elected and qualified or until such director’s earlier resignation, removal from office or death. The following provides information regarding the nominees, including each nominee’s respective age, principal occupation, business experience for at least the past five (5) years an directorships in other reporting companies.

Daniel J. Juhl became our Chairman of the Board and Principal Executive Officer on June 24, 2008, and had served as President of Juhl Energy Development, Inc., our wholly-owned subsidiary, since September 2007 and Juhl Energy Services, Inc. (formerly known as DanMar and Associates, Inc.), our wholly-owned subsidiary,  since January 1989. Mr. Juhl has been involved in the wind power industry for more than 30 years. He has experience in the design, manufacture, maintenance and sale of wind turbines. He also provides consulting services in the wind power industry helping farmers develop wind projects that qualify for Minnesota’s renewable energy production incentives. Mr. Juhl has been involved in the development of about 1,500 megawatts of wind generation in his 30+ years of experience in the field. He has served as the Principal technology officer of Next Generation Power Systems, Inc. from October 2005 until the present. He has been the principal consultant for wind energy projects to Edison Capital, John Deere Capital, Vestas, EWT, Suzlon Turbine Manufacturing, and various public and private utilities throughout the United States and Canada. He has appeared before numerous state and federal governmental bodies advocating wind power and community-based energy development on behalf of landowners, farmers and ranchers. Mr. Juhl wrote the popular wind energy reference guidebook, “Harvesting Wind Energy as a Cash Crop.”

Mr. Juhl’s extensive experience in the wind power industry and his specific experience as founder of Juhl Energy and Juhl Energy Services, the related companies which are now our wholly-owned subsidiaries, provide the Company with a solid foundation of knowledge about the industry, lends stability to the Company’s position in the industry and makes Mr. Juhl uniquely qualified to serve as CEO and a director of the Company.

John P. Mitola became our President and a member of our board of directors on June 24, 2008, and had served in similar positions with Juhl Energy Development, Inc. since April 2008. Mr. Mitola has more than 20 years of experience in the energy and environmental industries, real estate development, venture capital, engineering and construction. He was a managing partner with Kingsdale Capital International, a private equity and capital advisory firm that specialized in merchant banking, leveraged buyouts and corporate finance, since August 2006. From 2003 to 2009 Mr. Mitola served as Chairman of the Illinois Toll Highway Authority, one of the largest agencies in Illinois and one of the largest transportation agencies in North America with a $600 million annual operating budget and a $6.3 billion capital program, operating over 274 miles of roadway serving the Chicago metro region.

Most recently, Mr. Mitola was Chief Executive Officer and a director of Electric City Corp., a publicly-held company that specialized in energy efficiency systems, where he served from January 2000 to February 2006. Prior to his role at Electric City, Mr. Mitola was vice president and general manager of Exelon Thermal Technologies, a subsidiary of Exelon Corp. that designed and built alternative energy systems, from March 1997 to December 1999. Prior to serving as its general manager, Mr. Mitola served in various leadership roles at Exelon Thermal Technologies from January 1990 until his move to Electric City Corp. in January 2000.  Mr. Mitola is also a member of the board of directors of another publicly-traded company, IDO Security Inc.  He is a member of the American Society of Heating, Refrigerating and Air-Conditioning Engineers, and the Association of Energy Engineers. His community affiliations include membership in the Economic Club of Chicago, City Club of Chicago, Union League Club and the governing board of the Christopher House Board of Directors. He is also a member of the board of the Illinois Council Against Handgun Violence. Mr. Mitola received his B.S. degree in engineering from the University of Illinois at Urbana-Champaign and J.D. degree from DePaul University College of Law.

Mr. Mitola’s varied experience in energy-related businesses, his public company experience and the administrative skills he has acquired over his career make him particularly capable to lead the Company’s management team and serve as one of its directors.

Edward C. Hurley became a director of our Company in July 2008 following our reverse public offering transaction and is a member of our audit committee as of November 2009.  Mr. Hurley serves as chairman of our Board’s Compensation Committee, and is a member of our Board’s Audit Committee and a member of our Board’s Nominations and Governance Committee.  Mr. Hurley is a partner with Foley & Lardner LLP where he is a member of the Energy Industry Team, focusing his practice on public utility regulation, a position he has held since May 2010.

Mr. Hurley dedicated over 16 years of his career at the Illinois Commerce Commission ("ICC") where he served as the agency's chairman, as well as a commissioner and an administrative law judge. During his tenure at the ICC, Mr. Hurley was involved in resolving complex issues impacting Illinois businesses governed by the ICC, including the deregulation of the electric energy markets, the process for procurement of electricity by electric utilities, and mergers and acquisitions of telecommunications, electric, and natural gas utilities. He also served as the Special Director of the Office of Emergency Energy Assistance for the State of Illinois, being responsible for the successful implementation of the "Keep Warm Illinois" and "Keep Cool Illinois" Campaigns that were driven by anticipated increases in the costs of natural gas and electricity.

Mr. Hurley also has been involved in regulatory issues at a national level. While at the ICC, Mr. Hurley was active in the National Association of Regulatory Utility Commissioners, where he served on the board of directors as well as the Water Committee. In these roles, Mr. Hurley gained a national perspective regarding the regulatory requirements imposed upon utilities operating in newly competitive markets. He continues to be an active participant, as well as a guest speaker, at numerous conferences relating to issues impacting businesses that operate in regulated industries, including energy, telecommunications and investor-owned water systems. Also, Mr. Hurley has been a member of the National Coal Council since 2004.

Prior to joining Foley, Mr. Hurley was of counsel with Chico & Nunes, P.C. He began his career representing clients in litigation in private practice and as an Illinois Assistant Attorney General.

Mr. Hurley received his J.D. from John Marshall Law School in 1980 and his B.S.B.A. from Marquette University in 1976.

The Company believes that Mr. Hurley’s significant experience in his leadership role at a large public agency in the energy arena adds valuable depth to the Company’s board of directors.

Wesley K. Clark became a director of our Company in January 2009, and is a member of our audit committee as of November 2009.   He is also a member of our Board’s Compensation Committee and Chairman of our Board’s Nominations and Governance committee.   Wesley K. Clark is a businessman, educator, writer and commentator.

General Clark serves as Chairman and CEO of Wesley K. Clark & Associates, a strategic consulting firm; Chairman of investment bank Rodman & Renshaw; Co-Chairman of Growth Energy; senior fellow at UCLA's Burkle Center for International Relations; Chairman of Clean Terra, Inc.; Director of International Crisis Group; Chairman of City Year Little Rock; as well as numerous corporate boards. General Clark has authored three books and serves as a member of the Clinton Global Initiative's Energy & Climate Change Advisory Board, and ACORE's Advisory Board.

General Clark retired a four star general after 38 years in the United States Army. He graduated first in his class at West Point and completed degrees in Philosophy, Politics and Economics at Oxford University (B.A. and M.A.) as a Rhodes Scholar. While serving in Vietnam, he commanded an infantry company in combat, where he was severely wounded and evacuated home on a stretcher. He later commanded at the battalion, brigade and division level, and served in a number of significant staff positions, including service as the Director Strategic Plans and Policy (J-5). In his last assignment as Supreme Allied Commander Europe he led NATO forces to victory in Operation Allied Force, saving 1.5 million Albanians from ethnic cleansing.

His awards include the Presidential Medal of Freedom, Defense Distinguished Service Medal (five awards), Silver star, bronze star, purple heart, honorary knighthoods from the British and Dutch governments, and numerous other awards from other governments, including award of Commander of the Legion of Honor (France).

The Company believes that the exceptional leadership skills developed by General Clark during his illustrious career and his prominence as a spokesman for energy-related issues lend perspective to the Board and provide opportunities for growth of the Company.

James W. Beck became a director of our Company in November 2009, and is Chairman  of our Board’s Audit Committee.  He is also a member of our Board’s Compensation Committee and our Board’s Nominations and Governance Committee.  Mr. Beck is a majority owner of Intepro, a company engaged in the development of software for vertical markets having to meet requirements for regulatory compliance, and is a co-owner of EMCllc, a firm engaged in the engineering, design and implementation of energy efficient lighting systems in industrial and commercial applications throughout North America for new construction and retrofit markets.  Mr. Beck has previously been involved with companies engaged in the evaluation and implementation of energy usage, alternative energy sources, electrical continuation, and energy conservation.  Mr. Beck earned a B.S. from the Carlson School of Business of the University of Minnesota.  Mr. Beck serves as a member of the Board of Directors of AIA Insurance Services in Lewiston, Idaho, serves as a member of the Advisory Committee of Summit Academy in Minneapolis, Minnesota and is involved in various other community and civic activities.

The Company’s recent addition of Mr. Beck as a director was founded upon his expertise in the areas of energy usage and conventional and alternative energy and his practical experience in the application of that knowledge to commercial markets which the Company believes will be a valuable asset to its Board.

Independent Directors

Mr. Ed Hurley, Mr. James Beck and General Wesley Clark serve on our board of directors as an “independent director” defined under NASDAQ rules and by the regulations of the Securities Exchange Act of 1934.

We agreed with Vision Opportunity Master Fund, the lead investor in the private placement, to nominate to our board of directors an independent and industry-qualified director selected by it, and reasonably acceptable to us, to serve as a director for at least three years after the closing of the exchange transaction and private placement. We also agreed to cause such director to be appointed to the audit or compensation committee of our board, when established.  In fulfillment of that agreement, Mr. Hurley was appointed as such director, and is also a member of both our audit and compensation committee.

Board Composition and Meetings of Board of Directors

The Board of Directors is currently composed of five members.  All actions of the Board of Directors require the approval of a majority of the directors in attendance at a meeting at which a quorum is present.  In 2010 and 2011, our Board of Directors has met in person four times and acted by written consent three times.

Board Committees

The Company has established an audit committee and has created a compensation committee and a nominations and governance committee, in compliance with established corporate governance requirements.  Currently, Mr. Hurley, General Clark and Mr. Beck are our only “independent” directors, as that term is defined under NASDAQ rules and by the regulations of the Securities Exchange Act of 1934.

Audit Committee.  The Board of Directors of the Company established an Audit Committee at its meeting on November 24, 2009.  At this meeting, Mr. Beck was appointed Audit Committee Chairman, and Mr. Hurley and General Clark were appointed as members of the Audit Committee.  As a result, the Audit Committee is comprised of our "independent" directors as defined in NASDAQ Marketplace Rule 5605(a)(2).  Further, the Board of Directors of the Company adopted an Audit Committee Charter at its meeting on April 8, 2010.  Commencing in the 2011 fiscal year, the Audit Committee will review the results and scope of the audit and the financial recommendations provided by our independent registered public accounting firm.  Further, the Audit Committee will review the scope, timing and fees for the annual audit and the results of audit examinations performed by the internal auditors and independent public accountants, including their recommendations to improve the system of accounting and internal controls.

Compensation Committee. The Board of Directors of the Company established a Compensation Committee at its April 8, 2010 meeting.    Mr. Hurley serves as Chairman of the Compensation Committee, and Mr. Beck and General Clark are members of the Compensation Committee.  As a result, the Compensation Committee is comprised of our “independent” directors as defined in NASDAQ Marketplace Rule 5605(a)(2). Commencing in the 2011 fiscal year, the Compensation Committee will review and approve our salary and benefit policies, including compensation of executive officers.  Further, the Compensation Committee will administer our Incentive Compensation Plan, and will recommend and approve grants of stock options, restricted stock and other awards under that plan.

Nominations and Governance Committee. The Board of Directors of the Company established a Nominations and Governance Committee at its April 8, 2010 meeting.   General Clark serves as Chairman of the Nominations and Governance Committee, and Mr. Hurley and Mr. Beck are members of the Nominations and Governance Committee.  As a result, the Nominations and Governance Committee is comprised of our “independent” directors as defined in NASDAQ Marketplace Rule 5605(a)(2).  Commencing in the 2011 fiscal year, the Nomination and Governance Committee will review the qualifications of prospective directors for consideration by the board of directors as management’s nominees for directors. The purpose of the Nominations and Governance Committee is to select, or recommend for our entire board’s selection, the individuals to stand for election as directors at the annual meeting of stockholders and to oversee the selection and composition of committees of our board. The Nominations and Governance Committee’s duties will also include considering the adequacy of our corporate governance and overseeing and approving management continuity planning processes.

We will consider nominations for directors submitted by stockholders. Stockholder nominations for election to the board of directors must be made by written notification received by us not later than sixty days prior to the next annual meeting of stockholders. Such notification shall contain, at a minimum, the following information:

1.	The name and residential address of the proposed nominee and of each notifying stockholder;

2.	The principal occupation of the proposed nominee;

3.	A representation that the notifying stockholder intends to appear in person or by proxy at the meeting to nominate the person specified in the notice;

4.	The total number of our shares owned by the notifying stockholder;

5.
A description of all arrangements or understandings between the notifying stockholder and the proposed nominee and any other person or persons pursuant to which the nomination is to be made by the notifying stockholder;

6.	Any other information regarding the nominee that would be required to be included in a proxy statement filed with the SEC; and

7.	The consent of the nominee to serve as one of our directors, if elected.

The Nominating and Governance Committee will return, without consideration, any notice of proposed nomination which does not contain the foregoing information.

The Nominating and Governance Committee has not established specific criteria or minimum qualifications that must be met by committee-nominated or shareholder-nominated nominees for director. Regardless of the source of a given nominee’s nomination, the Nominating and Governance Committee evaluates each nominee based solely upon his/her educational attainments, relevant experience and professional stature. The Nominating and Governance Committee primarily seeks nominations for director from institutional security holders, members of the investment banking community and current directors.

Indebtedness of Directors and Executive Officers

None of our directors or executive officers or their respective associates or affiliates is indebted to us.

Family Relationships

There are no family relationships among our directors and executive officers.

Section 16(a) Beneficial Ownership Reporting Compliance

We have securities registered under Section 12 of the Exchange Act and, accordingly, our directors, officers and affiliates are required to file reports under Section 16(a) of the Exchange Act.

As of December 31, 2010, all of our officers and directors were current in the filing of their beneficial ownership reports pursuant to Section 16(a) of the Exchange Act.

Certain Relationships and Related Transactions

Juhl Wind provides management, administrative and accounting services to four wind farm operations in which Dan Juhl and immediate family members have less than 5% equity interests in each entity. The revenues earned in the years ended December 31, 2010 and 2009 was $326,000 and $299,000, respectively.

General Wesley K. Clark, our director, is also Chairman of the Board of Directors of the banking firm, Rodman & Renshaw in which we have entered into a non-binding engagement, for purposes of receiving investment advisory services, including a potential underwritten registered stock offering.

The Company owns a 99.9% interest in Woodstock Hills, LLC, a Delaware limited liability company (“Woodstock Hills”) which operates a wind-powered electric generating facility near Woodstock, Minnesota. Daniel J. Juhl, the Company’s Chairman, owns the remaining .1% interest in Woodstock Hills.

Directors, Executive Officers and Corporate Governance

The following table shows the positions held by our board of directors and executive officers, and their ages as of July 18, 2011:

Name	Age	Position
Daniel J. Juhl	60	Chairman of the Board of Directors and Principal Executive Officer
John P. Mitola	45	President and Director
John J. Brand	54	Principal Financial Officer
Edward C. Hurley	57	Director
General Wesley Clark (ret.)	66	Director
James W. Beck	67	Director

All directors hold office until the next annual meeting of stockholders and the election and qualification of their successors. Officers are elected annually by the board of directors and serve at the discretion of the board.

EXECUTIVE COMPENSATION

The following table sets forth, for the most recent two fiscal years, all cash compensation paid, distributed or accrued, including salary and bonus amounts, for services rendered to us by our Principal Executive Officer and four other executive officers in such year who received or are entitled to receive remuneration in excess of $100,000 during the stated period and any individuals for whom disclosure would have been made in this table but for the fact that the individual was not serving as an executive officer as at December 31, 2010:

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary $	Bonus* $	Stock Awards $	Option Awards 3 $	Non-Equity Incentive Plan Compen- sation $	Nonqualified Deferred Compensation Earnings $	All Other Compen-sation** $	Totals $
Daniel J. Juhl Chairman and Principal Executive Officer	2010 2009	200,004 185,065	100,000 -	- -	- -	- -	- -	9,700 9,000	309,704 194,065
John P. Mitola 1 President	2010 2009	200,004 185,061	100,000 -	- -	170,000 176,120	- -	- -	9,700 9,000	479,704 370,181
John Brand 2 Principal Financial Officer	2010 2009	134,940 101,834	90,000 -	- -	79,333 142,885	- -	- -	9,700 6,500	313,973 251,219

*  Note an accrual was made by Juhl Wind management as of December 31, 2010 with respect to planned bonus payments to executives and employees of the Company, expected to be made in 2011, which will be commensurate with completion of the funding of various wind projects and significant  increases in the Company’s total cash position.  The payments are deemed consistent with executive employment agreements and general understandings with other non-executives and within industry standard targets when compared to peer group compensation.  Total awards in recognition of approximately 2.5 years of performance without bonus are estimated to equal 20% of salaried compensation.

**Represents Car Allowance and Health Savings Account contribution.

1 Mr. Mitola joined Juhl Energy in April 2008.

2 Mr. Brand joined Juhl Wind in January 2009.

3 The determination of value of option awards is based upon the Black-Scholes Option pricing model, details and assumptions of which are set out in our financial statements included in this annual report. The amounts represent annual amortization of fair value of stock options granted to the named executive officer.

The aggregate amount of benefits in each of the years indicated did not exceed the lesser of $50,000 or 10% of the compensation of any named officer.

Outstanding Equity Awards at Fiscal Year-End

Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) 1		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
John P. Mitola	343,333	166,667	-	$1.00	06/24/2018	166,667	186,667	1	-	-
John J. Brand	100,000	-	-	$1.95	01/26/2019	-	-		-	-
John J. Brand	75,000	75,000	-	$2.11	08/13/2019	75,000	84,000	1	-	-

1 The market value of shares with respect to options that have not vested are valued using $1.12 per share, the closing price per share of common stock at December 31, 2010.

Compensation of Directors

Directors are expected to timely and fully participate in all regular and special board meetings, and all meetings of committees on which they serve. We compensate directors through stock options granted under our 2008 Incentive Compensation Plan and an annual cash stipend.

On January 14, 2009, General Wesley K. Clark was appointed as a director of the Company to serve under the terms of a letter agreement between the Company and General Clark dated January 13, 2009.  The letter agreement, a copy of which is attached as an exhibit to this annual report, provides for, among other things, annual cash compensation of $10,000, $1,500 per day compensation while conducting Company business and expense reimbursement during his term of office.   In January 2009, we granted General Clark stock options to purchase 10,000 shares of common stock at $2.11 per share.  In addition, on June 29, 2009, we granted General Clark stock options to purchase 500,000 shares of our common stock outside of our 2008 Incentive Compensation Plan at $2.00 per share, with 166,666 shares immediately exercisable, 166,667 options vesting on June 29, 2010 and 166,667 options vesting on June 29, 2011.

On November 24, 2009, James W. Beck was appointed as a director of the Company.  In connection with his election, we granted Mr. Beck stock options to purchase 10,000 shares of Company common stock at $1.89 per share over a two year vesting period.  Mr. Beck shall also receive the following: annual compensation of $10,000, $1,500 per day compensation while conducting Company business and expense reimbursement during this term of office.

The Compensation Committee recommended and on June 24, 2011, the Board unanimously approved adjustments to the cash and equity compensation to be provided to non-employee members of the Board (“Independent Directors”) of the Company effective as of June 1, 2011 as follows:

(a)           Cash compensation to Independent Directors of $4,000 per quarter;

(b)           Cash compensation to the Chair of the Audit Committee of the Board of $1,000 per quarter;

(c)           Cash compensation to the Chair of any Board committee other than the Audit Committee of $700 per quarter;

(d)           Cash compensation to Independent Directors of $500 for attendance at any meeting of a committee of the Board; provided, however, that (1) the Company shall pay no more than two of the fees established in paragraphs (b) and (c); and (2) the cash compensation payable to Independent Directors shall be subject to conversion to equity compensation in the event that the Company faces material weakness in its balance sheet; and

(e)           Options to purchase 10,000 shares of common stock of the Company shall be granted to each Independent Director as of June 1 of each year under the Company’s 2008 Incentive Compensation Plan which options shall be exercisable as of December 31 of the same year. The exercise price of the options shall be the fair market value of the common stock as of the date of grant.

The table below summarizes the compensation that we paid to non-management directors for the fiscal year ended December 31, 2010 and 2009.

Director Compensation

Name	Year	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards 1 ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Edward C. Hurley General Wesley Clark James Beck	2010 2009 2010 2009 2010 2009	10,000 10,000 10,000 10,000 10,000 835	- - -	- 6,120 206,048 306,032 5,550 463	- - - - - -	- - - - - -	- - - - - -	10,000 16,120 216,048 316,032 15,550 1,298

1 The determination of value of option awards is based upon the Black-Scholes Option pricing model, details and assumptions of which are set out in our financial statements included in this annual report. The amounts represent annual amortization of fair value of stock options granted to the named director.

Employment Agreements

On June 7, 2008, Juhl Energy entered into an Executive Employment Agreement with Daniel J. Juhl (the “Juhl Employment Agreement”). Under the Juhl Employment Agreement, which was assigned to us at the closing of the share exchange transaction, we will employ Mr. Juhl as Chief Executive Officer for a term beginning on the closing date of the share exchange transaction and ending on December 31, 2011. Mr. Juhl’s monthly salary during the three and a half years of the employment agreement will be $14,583 from June 24, 2008, $16,667 from June 24, 2009 and $18,750 from June 24, 2010, respectively. We will pay Mr. Juhl an annual performance bonus of a maximum of his annual salary upon reaching certain goals established by the board of directors. The performance bonus is conditioned upon (a) profitable operation of our company for the full year for which the bonus is to be paid and (b) minimum revenue growth during the year for which the bonus is to be paid as established by the board and set for 2008 and 2009 at $4.9 million and $8.9 million, respectively. Mr. Juhl receives an automobile allowance of $750 per month and other employee benefits provided to similarly-situated employees. In the event Mr. Juhl terminates his employment for good reason, he will receive severance compensation in the amount equal to 90 days’ pay.

On June 7, 2008, Juhl Energy entered into an Executive Employment Agreement with John P. Mitola (the “Mitola Employment Agreement”). Under the Mitola Employment Agreement, which was assigned to us at the closing of the share exchange transaction, we will employ Mr. Mitola as President for a term beginning on the closing date of the share exchange transaction and ending on December 31, 2011. Mr. Mitola’s monthly salary during the three and a half years of the employment agreement will be $14,583 from April 1, 2008, $16,667 from June 24, 2009 and $18,750 from June 24, 2010, respectively. We will pay Mr. Mitola an annual performance bonus of a maximum of his annual salary upon reaching certain goals established by the board of directors. The performance bonus is conditioned upon (a) profitable operation of our company for the full year for which the bonus is to be paid and (b) minimum revenue growth during the year for which the bonus is to be paid as established by the board and set for 2008 and 2009 at $4.9 million and $8.9 million, respectively. Mr. Mitola received stock options to purchase 500,000 shares of our common stock exercisable at $1.00 per share, which options vest in three increments of one-third each upon completion of each year of employment. Mr. Mitola receives an automobile allowance of $750 per month and other employee benefits provided to similarly-situated employees. In the event Mr. Mitola terminates his employment for good reason, he will receive severance compensation in the amount equal to 90 days’ pay.

On January 26, 2009, our board of directors appointed John J. Brand as our Chief Financial Officer.  On August 13, 2009, we entered into an Executive Employment Agreement with Mr. Brand pursuant to which we agreed to employ Mr. Brand as our Chief Financial Officer through December 31, 2011.  The employment agreement provides that Mr. Brand’s initial monthly salary will be $10,417 and will increase to $12,500 based on the occurrence of certain business events.  We have also agreed to pay Mr. Brand an annual performance bonus of a maximum of his annual salary upon reaching certain goals established by senior management and approved by the board of directors.  In connection with his employment agreement, Mr. Brand also received, in addition to an existing stock option grant in January 2009 to purchase an aggregate of 100,000 shares of our common stock exercisable at $1.95 per share according to the following vesting schedule:  25,000 shares on January 26, 2009; 25,000 shares on July 26, 2009; 25,000 shares on January 26, 2010; and 25,000 shares on July 26, 2010, an additional stock option grant to purchase an aggregate of 150,000 shares of our common stock exercisable at the closing price per share on August 13, 2009 with such options vesting over four years beginning September 1, 2009 through September 1, 2012.  Mr. Brand will receive an automobile allowance of $750 per month and other employee benefits provided to similarly-situated employees.  In the event Mr. Brand terminates his employment for good reason as defined within the agreement, he will receive severance compensation in the amount equal to 90 days’ pay.

Equity Compensation Plan Information

There are 2,897,111 shares of common stock reserved for issuance under our 2008 Incentive Compensation Plan. We adopted our 2008 Incentive Compensation Plan on June 16, 2008, and prior to that date, we did not have in place any equity compensation plan.

The following table provides information as of December 31, 2010, with respect to the shares of common stock that may be issued under our existing equity compensation plan.

Equity Compensation Plan Information

Plan Category	Number of shares of common stock to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	1,240,000	$1.57	1,657,111

Equity compensation plans not approved by security holders	500,000	$2.00	-

Total	1,740,000	$1.70	1,657,111

Vote Required and Recommendation

The directors will be elected by a plurality of votes cast at the Meeting. The five nominees who receive the greatest number of votes cast in person or by proxy at the Meeting by holders of shares of the Company’s common stock entitled to vote thereon shall be elected directors. The Board recommends that its stockholders vote “FOR” each of the nominees for director set forth above.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR SET FORTH ABOVE.

PROPOSAL 7:

RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Boulay, Heutmaker, Zibell & Co., P.L.L.P. (“Boulay”) to perform the audit of the Company’s consolidated financial statements for the 2011 fiscal year. We are asking the stockholders to ratify this selection. Representatives of Boulay will be present at the Meeting, will have the opportunity to make a statement if they so desire, and will be available to answer appropriate questions.

Boulay has served as the Company’s independent auditors since June 24, 2008. Boulay has advised the Company that neither it, nor any of its members, has any direct financial interest in the Company as a promoter, underwriters, voting trustee, director, officer, employee or stockholder. All professional services rendered by Boulay during the fiscal year ended December 31, 2010 were furnished at customary rates.

For the year ended December 31, 2010, the total fees charged to the Company for audit services were approximately $135,000, These audit fees were incurred for the audit of the Company’s annual financial statements included within Form 10-K, review of the financial statements included in the Company’s quarterly reports on Form 10-Q, and the review of the various required periodic reporting filings. The Company incurred approximately $8,000 for tax or other various financial statement consulting services for the year ended December 31, 2010.

For the year ended December 31, 2009, the total fees charged to the Company for audit services were $167,000, and for audit-related services $73,000. The audit-related services were in conjunction with registration statements on Form S-1 filed with the SEC during the year ended December 31, 2009.

Vote Required and Recommendation

The ratification of the selection of Boulay, Heutmaker, Zibell & Co., P.L.L.P. as our independent certified public accountants for the 2011 fiscal year requires the affirmative vote of the holders of a majority of the shares of the Company’s common stock present in person or by proxy at the Meeting. Abstentions will be counted as present at the Meeting for purposes of this matter and will have the effect of a vote against the ratification of the appointment of Boulay, Heutmaker, Zibell & Co., P.L.L.P. as independent auditors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF BOULAY, HEUTMAKER, ZIBELL & CO., P.L.L.P. AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE 2011 FISCAL YEAR.

SHAREHOLDER MATTERS

Shareholder Proposals for Inclusion in Next Year’s Proxy Statement

The Charter of the Company’s Nominations and Governance Committee (the “Committee”) of the Board of Directors provides that stockholder nominations for election to the Board of Directors must be made by written notification received by the Committee not later than sixty days prior to the next annual meeting of stockholders. Such notification shall contain, at a minimum, the following information:

1.	The name and residential address of the proposed nominee and of each notifying stockholder;
2.	The principal occupation of the proposed nominee;
3.	A representation that the notifying stockholder intends to appear in person or by proxy at the meeting to nominate the person specified in the notice;
4.	The total number of our shares owned by the notifying stockholder;
5.
A description of all arrangements or understandings between the notifying stockholder and the proposed nominee and any other person or persons pursuant to which the nomination is to be made by the notifying stockholder;

6.	Any other information regarding the nominee that would be required to be included in a proxy statement filed with the SEC; and
7.	The consent of the nominee to serve as a director of the Company, if elected.

The Committee will return, without consideration, any notice of proposed nomination which does not contain the foregoing information.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. If, however, any other business should properly come before the Meeting, the persons named in the accompanying proxy will vote proxies in their discretion as they may deem appropriate, unless they are directed by a proxy to do otherwise.

OTHER INFORMATION

The Company’s 2010 annual report on Form 10-K, excluding exhibits, will be mailed without charge to any stockholder entitled to vote at the Meeting, upon written request to John Brand, Chief Financial Officer, Juhl Wind, Inc., 996 190th Avenue, Woodstock, MN 56186.

Important Notice Regarding Availability of Proxy Materials

The Company’s proxy statement and the Company’s 2010 annual report on Form 10-K and the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2011, are also available for review at the Company’s website www.juhlwind.com and at www.sec.gov.  If want to receive a paper e-mail copy of these documents, you must request one.  There is NO charge for requesting a copy.

Please choose one of the following methods to make your request:

By Email: jb@juhlwind.com
By Telephone: 507-777-4310
By Letter: to Mr. John Brand, Chief Financial Officer, as noted above

HOUSEHOLDING OF PROXY DOCUMENTS

Only one copy of this Proxy Statement is being delivered to stockholders residing at the same address, unless those stockholders have notified us of their desire to receive multiple copies of the Proxy Statement.

Stockholders residing at the same address who currently receive only one copy of the Proxy Statement and who would like to receive an additional copy of the Proxy Statement for this Meeting or in the future may contact our Chief Financial Officer by phone at 507-777-4310 or by mail to the Chief Financial Officer, 996 190th Avenue, Woodstock, MN 56186.

By Order of the Board of Directors

/s/ Daniel J. Juhl

DANIEL J. JUHL, Chairman

Woodstock, Minnesota
August 1, 2011

EXHIBIT A

CURRENT BY-LAWS

CORPORATE BYLAWS

HELP-U-DRIVE, INC.
n/k/a JUHL WIND, INC.

CORPORATE BYLAWS
HELP-U-DRIVE, INC.

Article I - Shareholders' Meetings

Section 1. Annual meeting. The annual meeting of the shareholders for the election of directors and the transaction of such other business as may properly come before it shall be held at the time and place designated by the Board of Directors of the Corporation. The annual meeting of shareholders for any year shall be held no later than thirteen (13) months after the last preceding annual meeting of shareholders. The Secretary shall give personally, by mail, or electronic mail, not less than ten (10) nor more than fifty (50) days before the date of the meeting to each shareholder entitled to vote at such meeting, written notice stating the place, date, and hour of the meeting. If mailed, the notice shall be addressed to the shareholder at his or her address as it appears on the record of shareholders of the Corporation unless he or she shall have filed with the Secretary of the Corporation a written request that notices be mailed to a different address, in which case it shall be mailed to the address designated in the request. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the shareholder at his address as it appears on the stock transfer books of the Corporation, with postage thereon prepaid. Any notice of meetings may be waived by a shareholder by submitting a signed waiver either before or after the meeting, or by attendance at the meeting.

Section 2. Special meeting. Special meetings of shareholders, other than those regulated by statute, may be called at any time by the Board of Directors or the Chief Executive Officer, and must be called by the Chief Executive Officer upon written request of the holders of not less than ten percent (10%) of the outstanding shares entitled to vote at such special meeting. Written notice of such meetings stating the place, the date and hour of the meeting, the purpose or purposes for which it is called, and the name of the person by whom or at whose direction the meeting is called shall be given not less than ten (10) nor more than sixty (60) days before the date set for the meeting. The notice shall be given to each shareholder of record in the same manner as notice of the annual meeting. Notice of special meeting may be waived by submitting a signed waiver or by attendance at the meeting.

Section 3. Quorum. The presence, in person or by proxy, of the holders of one-third (33.33%) of the outstanding shares entitled to vote thereat shall be necessary to constitute a quorum for the transaction of business at all meetings of shareholders. If, however, such quorum shall not be present or represented at any meeting of the shareholders, the shareholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting to a future date at which a quorum shall be present or represented. At such adjourned meeting, any business may be transacted which might have been transacted at the meeting as originally called. When a specified item of business is required to be voted on by a class or series, a majority of the shares of such class or series shall constitute a quorum for the transaction of such item of business by that class or series. After a quorum has been established at a shareholders’ meeting, the subsequent withdrawal of shareholders, so as to reduce the number of shareholders entitled to vote at the meeting below the number required for a quorum, shall not affect the validity of any action taken at the meeting or any adjournment thereof.

Section 4. Record date. The directors may fix in advance a date not less than ten (10) nor more than sixty (60) days, prior to the date of any meeting of the shareholders or prior to the last day on which the consent or dissent of or action by the shareholders may be effectively expressed for any purpose without a meeting, as the record date for the determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof, unless the Board of Directors fixes a new record date for the adjourned meeting.

Section 5. Voting. A shareholder entitled to vote at a meeting may vote at such meeting in person or by proxy. Except as otherwise provided by Delaware General Corporation Law or the Certificate of Incorporation, every shareholder shall be entitled to one (1) vote for each share standing in his or her name on the record of shareholders. Except as herein or in the Certificate of Incorporation otherwise provided, all corporate action shall be determined by vote of a majority of the votes cast at a meeting of shareholders by the holders of shares entitled to vote thereon.

Treasury shares shall not be voted, directly or indirectly, at any meeting, and shall not be counted in determining the total number of outstanding shares at any given time.

At each election for directors, every shareholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected at that time and for whose election he has a right to vote.

Shares standing in the name of another Corporation, domestic or foreign, may be voted by the officer, agent, or proxy designated by the bylaws of the corporate shareholder; or, in the absence of any applicable bylaw, by such person as the Board of Directors of the corporate shareholder may designate. Proof of such designation may be made by presentation of a certified copy of the bylaws or other instrument of the corporate shareholder. In the absence of any such designation, or in case of conflicting designation by the corporate shareholder, the chairman of the board, president, any vice president, secretary and treasurer of the corporate shareholder shall be presumed to possess, in that order, authority to vote such shares.

Shares held by an administrator, executor, guardian or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name.

Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority so to do be contained in an appropriate order of the court by which such receiver was appointed.

A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledge, and thereafter the pledge or his nominee shall be entitled to vote the shares so transferred.

On and after the date on which written notice of redemption of redeemable shares has been mailed to the holders thereof and a sum sufficient to redeem such shares has been deposited with a bank or trust company with irrevocable instruction and authority to pay the redemption price to the holders thereof upon surrender of certificates therefore, such shares shall not be entitled to vote on any matter and shall not be deemed to be outstanding shares.

Section 6. Proxies. Every proxy must be dated and signed by the shareholder or by his or her attorney-in-fact. No proxy shall be valid after the expiration of eleven (11) months from the date of its execution, unless otherwise provided therein. Every proxy shall be revocable at the pleasure of the shareholder executing it, except where an irrevocable proxy is permitted by statute.

The authority of the holder of a proxy to act shall not be revoked by the incompetence or death of the shareholder who executed the proxy unless, before the authority is exercised, written notice of an adjudication of such incompetence or of such death is received by the corporate officer responsible for maintaining the list of shareholders.

If a proxy for the same shares confers authority upon two (2) or more persons and does not otherwise provide, a majority of them present at the meeting, or if only one (1) is present then that person present, may exercise all the powers conferred by the proxy; but if the proxy holders present at the meeting are equally divided as to the right and manner of voting in any particular case, the voting of such shares shall be prorated.

Section 7. Action without a meeting. Pursuant to §228 of the Delaware General Corporation Law, any action which may be authorized or taken at a meeting of the shareholders may be authorized or taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the shareholders entitled to vote on such matter having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The writing or writings shall be filed with or entered upon the records of the Corporation. Notice shall be given to those shareholders who have not consented in writing. The notice shall fairly summarize the material features of the authorized action and, if the action be a merger, consolidated or sale or exchange of assets for which dissenters rights are provided under this act, the notice shall contain a clear statement of the right of shareholders dissenting therefrom to be paid the fair value of their shares upon compliance with further provisions of this act regarding the rights of dissenting shareholders.

Section 8. Notice of Adjourned Meetings. When a meeting is adjourned to another time or place, it shall not be necessary to give any notice of the adjourned meeting if the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken, and at the adjourned meeting any business may be transacted that might have been transacted on the original date of the meeting. If, however, after the adjournment, the Board of Directors fixes a new record date for the adjourned meeting, a notice of the adjourned meting shall be given as provided in this section to each shareholder of record on the new record date entitled to vote at such meeting.

Section 9. Voting Record. Pursuant to §219 and 220 of the Delaware General Corporation Law, the officers or agent having charge of the stock transfer books for shares of the Corporation shall make, at least ten (10) days before each meeting of shareholders, a complete list of the shareholders entitled to vote at such meeting or any adjournment thereof, with the address of and the number and class and series, if any, of shares held by each. The list, for a period of ten (10) days prior to such meeting, shall be kept on file at the registered office of the Corporation, at the principal place of business of the Corporation or at the office of the transfer agent or register of the Corporation and any shareholder shall be entitled to inspect the list at any time during usual business hours. The list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder at any time during the meeting.

If the requirements of this section have not been substantially complied with, the meeting on demand of any shareholder in person or by proxy shall be adjourned until the requirements are complied with. If no such demand is made, failure to comply with the requirements of this section shall not affect the validity of any action taken at such meeting.

Section 10. Voting Trusts. Any number of shareholders of this Corporation may create a voting trust for the purpose of conferring upon a trustee or trustees the right to vote or otherwise represent their shares. The voting trust agreement must be a written agreement and must be file with the registered office of the Corporation in Delaware. Where the counterpart of a voting trust agreement and the copy of the record of the holders of voting trust certificates has been deposited with the Corporation as provided by law, such documents shall be subject to the same right of examination by a shareholder of the Corporation, in person or by agent or attorney, as are the books and records of the Corporation, and such counterpart and such copy of such record shall be subject to examination by any holder or record of voting trust certificates either in person or by agent or attorney, at any reasonable time for any proper purpose.

Section 11. Shareholders’ Agreements. Two (2) or more shareholders of this Corporation may enter an agreement providing for the exercise of voting rights in the manner provided in the agreement or relating to any phase of the affairs of the Corporation as provided by law. Nothing therein shall impair the right of this Corporation to treat the shareholders of record as entitled to vote the shares standing in their names.

Article II - Directors

Section 1. Number and qualifications. The entire Board of Directors shall consist of two (2) natural persons, all of whom shall be of the age and capacity to make binding contractual agreements under Delaware law, unless the shares of the Corporation are owned by less than two (2) shareholders, in which instance the number of directors shall equal the number of its shareholders. The directors need not be shareholders of the Corporation or residents of the State of Delaware. The number of directors may be changed by an amendment to the Bylaws, adopted by the shareholders.

Section 2. Manner of election. The directors shall be elected at the annual meeting of shareholders by a plurality vote except as otherwise prescribed by statute.

Section 3. Election and Term of office. Each person named in the Articles of Incorporation as a member of the initial Board of Directors shall hold office until the first annual meeting of shareholders, and until his successor shall have been elected and qualified or until his earlier resignation, removal from office or death. At the first annual meeting of shareholders and at each annual meeting thereafter, the shareholders shall elect directors to hold office until the next succeeding annual meeting. Each director shall hold office for the term for which he or she is elected and until his successor shall have been elected and qualified or until his earlier resignation, removal from office or death.

Section 4. Duties and powers. The Board of Directors shall have control and management of the affairs and business of the Corporation. The directors shall in all cases act as a Board, regularly convened, and, in the transaction of business the act of a majority present at a meeting except as otherwise provided by law or the Certificate of Incorporation shall be the act of the Board, provided a quorum is present. The directors may adopt such rules and regulations for the conduct of their meetings and the management of the Corporation as they may deem proper, not inconsistent with law or these Bylaws.

Section 5. Meetings. The Board of Directors shall meet for the election or appointment of officers and for the transaction of any other business as soon as practicable after the adjournment of the annual meeting of the shareholders, and other regular meetings of the Board shall be held at such times as the Board may from time to time determine.

Special meetings of the Board of Directors may be called by the Chairman of the Board, Chief Executive Officer, or upon the written request of any two (2) directors.

Members of the Board of Directors may participate in a meeting of such board by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

Section 6. Notice of meetings. No notice need be given of any regular meeting of the Board. Notice of special meetings shall be served upon each director either in person, electronic mail or by U.S. mail addressed to him at his last-known post office address, at least two (2) days prior to the date of such meeting, specifying the time and place of the meeting and the business to be transacted thereat. At any meeting at which all of the directors shall be present, although held without notice, any business may be transacted which might have been transacted if the meeting had been duly called.

Notice of a meting of the Board of Directors need not be given to any director who signs a waiver of notice either before or after the meeting. Attendance of a director at a meeting shall constitute a waiver of notice of such meeting and waiver of any and all objections to the place of the meeting, the time of the meeting, or the manner in which it has been called or convened, except when a director states, at the beginning of the meeting, any objection to the transaction of business because the meeting is not lawfully called or convened.

Section 7. Place of meeting. The Board of Directors may hold its meeting either within or without the State of Delaware, at such place as may be designated in the notice of any such meeting.

Section 8. Quorum. At any meeting of the Board of Directors, the presence of a majority of the Board shall be necessary to constitute a quorum for the transaction of business. However, should a quorum not be present, a lesser number may adjourn the meeting to some further time.

Section 9. Voting. At all meetings of the Board of Directors, each director shall have one vote irrespective of the number of shares that he may hold.

Section 10. Action without a meeting. Any action which may be authorized or taken at a meeting of the Board of Directors may be authorized or taken without a meeting in a writing or writings signed by all of the directors, which writing or writings shall be filed with or entered upon the records of the Corporation.

Section 11. Compensation. The Board of Directors shall have the authority to fix the compensation of directors.

Section 12. Vacancies. Any vacancy occurring in the Board of Directors by death, resignation, or otherwise shall be filled promptly by a majority vote of the remaining directors at a special meeting which shall be called for that purpose within thirty (30) days after the occurrence of the vacancy. The director thus chosen shall hold office for the unexpired term of his or her predecessor and the election and qualification of his or her successor.

Section 13. Removal of directors. Any director may be removed either with or without cause, at any time, by a vote of the shareholders holding a majority of the shares then issued and outstanding and who were entitled to vote for the election of the director sought to be removed, at any special meeting called for that purpose, or at the annual meeting. Except as otherwise prescribed by statute, a director may be removed for cause by vote of a majority of the entire Board.

Section 14. Resignation. Any director may resign at any time, such resignation to be made in writing and to take effect immediately without acceptance.

Section 15. Duties of Directors. A director shall perform his duties as a director, including his duties as a member of any committee of the board upon which he may serve, in good faith, in a manner he reasonably believes to be in the best interests of the corporation, and with such care as an ordinarily prudent person in a like position would use under similar circumstances. A director who performs his duties in compliance with this section shall have no liability by reason of being or having been a director of the corporation.

Section 16. Director Conflicts of Interest. No contract or other transaction between this Corporation and one (1) or more of its directors, or any other corporation, firm, association or entity in which one (1) or more of the directors of this Corporation are directors or officers or are financially interested, shall be either void or voidable because of such relationship or interest or because such director or directors are present at the meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies such contract or transaction or because his or their votes are counted for such purpose, if:

a)   The fact of such relationship or interest is disclosed or known to the Board of Directors or committee which authorizes approves or ratifies the contract or transaction by a vote or consent sufficient for the purpose without counting the votes or consents of such interested directors; or
b)   The fact of such relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve or ratify such contract or transaction by vote or written consent; or
c)   The contract or transaction is fair and reasonable as to the Corporation at the time it is authorized by the board, a committee or shareholders.

Interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee thereof which authorizes approves or ratifies such contract or transaction.

Section 17. Executive and Other Committees. The Board of Directors, by resolution adopted by a majority of the full Board of Directors, may designate from among its members an executive committee and one (1) or more other committees each of which, to the extent provided in such resolution shall have and may exercise all the authority of the Board of Directors, except that no committee shall have the authority to:

a)   approve or recommend to shareholders actions or proposals required by law to be approved by shareholders,
b)   designate candidates for the office of director, for purposes of proxy solicitation or otherwise,
c)   fill vacancies on the Board of Directors or any committee thereof,
d)   amend the Bylaws
e)   authorize or approve the reacquisition of shares unless pursuant to a general formula or method specified by the Board of Directors, or
f)   authorize or approve the issuance or sale of, or any contract to issue or sell shares or designate the terms of a series of a class of shares, except that the Board of Directors, having acted regarding general authorization for the issuance or sale of shares, or any contract therefore, and, in the case of a series, the designation thereof, may, pursuant to a general formula or method specified by the Board of Directors, by resolution or by adoption of a stock option or other plan, authorize a committee to fix the terms of any contract for the sale of the shares and to fix the terms upon which such shares may be issued or sold, including, without limitation, the price, the rate or manner of payment of dividends, provisions for redemption, sinking fund, conversion, voting or preferential rights, and provisions for other features of a class of shares, or a series of a class of shares, with full power in such committee to adopt any final resolution setting forth all the terms thereof and to authorize the statement of the terms of a series for filing with the Department of State.

The Board of Directors, by resolution adopted in accordance with this section, may designate one (1) or more directors as alternate members of any such committee, who may act in the place and stead of any member or members at any meeting of such committee.

Article III - Officers

Section 1. Officers and qualifications. The officers of the Corporation shall be a Chief Executive Officer, a Secretary, a Treasurer, and such other officers as the Board of Directors may determine. Any two offices, except the offices of Chief Executive Officer and Secretary, may be held by the same person. The failure to elect a Chief Executive Officer, Secretary or Treasurer shall not affect the existence of this corporation.

Section 2. Election. All officers of the Corporation shall be elected annually by the Board of Directors at its meeting held immediately after the annual meeting of shareholders.

Section 3. Term of office. All officers shall hold office until their successors have been duly elected and have qualified, or until removed as hereinafter provided.

Section 4. Removal of officers. Any officer may be removed either with or without cause by the vote of a majority of the Board of Directors.

Section 5. Duties of officers. The duties and powers of the officers of the Corporation shall be as follows and as shall hereafter be set by resolution of the Board of Directors:

 Chief Executive Officer

a)   The Chief Executive Officer shall preside at all meetings of the Board of Directors and at all meetings of the shareholders.

b)   The Chief Executive Officer shall present at each annual meeting of the shareholders and directors a report of the condition of the business of the Corporation.

c)   The Chief Executive Officer shall cause to be called regular and special meetings of the shareholders and directors in accordance with the requirements of Delaware General Corporation Law and of these Bylaws.

d)   The Chief Executive Officer shall appoint, discharge, and fix the compensation of all employees and agents of the Corporation other than the duly elected officers, subject to the approval of the Board of Directors.

e)   The Chief Executive Officer shall sign all certificates representing shares.

f)   The Chief Executive Officer shall enforce these Bylaws and perform all the duties incident to such office and which are required by law, and, generally, shall supervise and control the business and affairs of the Corporation.

Secretary

a)   The Secretary shall keep the minutes of the meetings of the Board of Directors and of the shareholders in appropriate books.

b)   The Secretary shall attend to the giving of notice of special meetings of the Board of Directors and of all the meetings of the shareholders of the Corporation.

c)   The Secretary shall be custodian of the records and seal of the Corporation and shall affix the seal to the certificates representing shares and other corporate papers when required.

d)   The Secretary shall keep at the principal office of the Corporation a book or record containing the names, alphabetically arranged, of all persons who are shareholders of the Corporation, showing their places of residence, the number and class of shares held by them respectively, and the dates when they respectively became the owners of record thereof. The Secretary shall keep such book or record and the minutes of the proceedings of its shareholders open daily during the usual business hours, for inspection, within the limits prescribed by law, by any person duly authorized to inspect such records. At the request of the person entitled to an inspection thereof, the Secretary shall prepare and make available a current list of the officers and directors of the Corporation.

e)   The Secretary shall attend to all correspondence and present to the Board of Directors at its meetings all official communications received by the Secretary.

f)   The Secretary shall perform all the duties incident to the office of Secretary of the Corporation and perform such other duties as may be prescribed by the Board of Directors or the Chief Executive Officer.

Treasurer

a)   The Treasurer shall have the care and custody of and be responsible for all the funds and securities of the Corporation, and shall deposit such funds and securities in the name of the Corporation in such banks or safe deposit companies as the Board of Directors may designate.

b)   The Treasurer shall keep at the principal office of the Corporation accurate books of account of all its business and transactions and shall at all reasonable hours exhibit books and accounts to any director upon application at the office of the Corporation during business hours.

c)   The Treasurer shall render a report of the condition of the finances of the Corporation at each regular meeting of the Board of Directors and at such other times as shall be required, and shall make a full financial report at the annual meeting of the shareholders.

d)   The Treasurer shall further perform all duties incident to the office of Treasurer of the Corporation, and shall perform such other duties as may be prescribed by the Board of Directors or the Chief Executive Officer.

Other Officers

Other officers shall perform such duties and have such powers as may be assigned to them by the Board of Directors.

Section 6. Vacancies. All vacancies in any office shall be filled promptly by the Board of Directors, either at regular meetings or at a meeting specially called for that purpose.

Section 7. Compensation of officers. The officers shall receive such salary or compensation as may be fixed by the Board of Directors.

Article IV - Seal

Section 1. Seal. The seal of the Corporation shall be as follows:

Article V - Stock Certificates

Section 1. Certificates. The shares of the Corporation shall be represented by certificates prepared by the Board of Directors and signed by the Chief Executive Officer, and by the Secretary or the Treasurer, and sealed with the seal of the Corporation or a facsimile. In case any officer who signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer at the date of its issuance.

The certificates shall be numbered consecutively and in the order in which they are issued; they shall be bound in a book and shall be issued in consecutive order therefrom, and in the margin thereof shall be entered the name of the person to whom the shares represented by each such certificate are issued, the number and class or series of such shares, and the date of issue. Each certificate shall state the registered holder's name, the number and class of shares represented thereby, the date of issue, the par value of such shares, or that they are without par value.

Every certificate representing shares which are restricted as to the sale, disposition or other transfer of such shares shall state that such shares are restricted as to transfer and shall set forth or fairly summarize upon the certificate, or shall state that the corporation will furnish to any shareholder upon request a full statement of such restrictions.

Section 2. Subscriptions. Subscriptions to the shares shall be paid at such times and in such installments as the Board of Directors may determine. If default shall be made in the payment of any installment as required by such resolution, the Board may declare the shares and all previous payments thereon forfeited for the use of the Corporation, in the manner prescribed by statute.

Section 3. Transfer of shares. The shares of the Corporation shall be assignable and transferable only on the books and records of the Corporation by the registered owner, or by his duly authorized attorney, upon surrender of the certificate duly and properly endorsed with proper evidence of authority to transfer. The Corporation shall issue a new certificate for the shares surrendered to the person or persons entitled thereto.

Section 4. Return certificates. All certificates for shares changed or returned to the Corporation for transfer shall be marked by the Secretary ''Cancelled,'' with the date of cancellation, and the transaction shall be immediately recorded in the certificate book opposite the memorandum of their issue. The returned certificate may be inserted in the certificate book.

Section 5. Lost, Stolen, or Destroyed Certificates. The corporation shall issue a new stock certificate in the place of any certificate previously issued if the holder of record of the certificate (a) makes proof in affidavit form that it has been lost, destroyed or wrongfully taken; (b) requests the issue of a new certificate before the corporation has notice that the certificate has been acquired by a purchaser for value in good faith and without notice of any adverse claim; (c) gives bond in such form as the corporation may direct, to indemnify the corporation, the transfer agent, and registrar against any claim that may be made on account of the alleged loss, destruction, or theft of a certificate; and (d) satisfies any other reasonable requirements imposed by the Corporation.

Article VI - Books and Records

Section 1. Books and Records. This Corporation shall keep correct and complete books and records of accounts and shall keep minutes of the proceedings of its shareholders, board of directors and committees of directors.

This Corporation shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record or its shareholders, giving the names and addresses of all shareholders, and the number, class and series, if any, of the shares held by each.

Section 2. Shareholders’ Inspection Rights. Pursuant to §220(a)(1) of Delaware General Corporation Law, any record or beneficial holders of Corporation stock may inspect the books and records of the Corporation upon written demand stating the purpose thereof, and shall have the right to examine, in person or by agent or attorney, at any reasonable time or times, for any proper purpose. The Corporation shall grant the inspection of its relevant books and records of accounts, minutes and records of shareholders and to make extracts therefrom within five (5) days of the demand.

Section 3. Financial Information. Not later than four (4) months after the close of each fiscal year, this Corporation shall prepare a balance sheet showing in reasonable detail the financial condition of the corporation as of the close of its fiscal year, and a profit and loss statement showing the results of the operations of the Corporation during its fiscal year.

Upon the written request of any shareholder or holder of voting trust certificates for shares of the Corporation, the Corporation shall mail to such shareholder or holder of voting trust certificates a copy of the most recent such balance sheet and profit and loss statement.

The balance sheets and profit and loss statements shall be filed in the registered office of the Corporation in Delaware, shall be kept for at least five (5) years, and shall be subject to inspection during business hours by any shareholder or holder of voting trust certificates, in person or by agent.

Article VI - Dividends

Section 1. Declaration of dividends. The Board of Directors at any regular or special meeting may declare dividends payable out of the surplus of the Corporation, whenever in the exercise of its discretion it may deem such declaration advisable, except when the Corporation is insolvent or when the payment thereof would render the corporation insolvent or when the declaration or payment thereof would be contrary to any restrictions contained in the Articles of Incorporation or Delaware General Corporation Law. Such dividends may be paid in cash, property, or shares of the Corporation, subject to the following provisions:

a)   Dividends in cash or property may be declared and paid, except as otherwise provided in this section, only out of the unreserved and unrestricted earned surplus of the corporation or out of capital surplus, howsoever arising but each dividend paid out of capital surplus, and the amount per share paid form such surplus shall be disclosed to the shareholders receiving the same concurrently with the distribution.
b)    Dividends may be declared and paid in the corporation’s own treasury shares.
c)    Dividends may be declared and paid in the corporation’s own authorized but unissued shares out of any unreserved and unrestricted surplus of the Corporation upon the following conditions:
1)   If a dividend is payable in shares having a par value, such shares shall be issued at not less than the par value thereof and there shall be transferred to stated capital at the time such dividend is paid an amount of surplus equal to the aggregate par value of the shares to be issued as a dividend.
2)   If a dividend is payable in shares without a par value, such shares shall be issued at such stated value as shall be fixed by the Board of Directors by resolution adopted at the time such dividend is declared, and there shall be transferred to stated capital at the time such dividend is paid an amount of surplus equal to the aggregate stated value so fixed in respect of such shares; and the amount per share so transferred to stated capital shall be disclosed to the shareholders receiving such dividend concurrently with the payment thereof.
d)   No dividend payable in shares of any class shall be paid to the holders of shares of any other class unless the articles of incorporation so provide or such payment is authorized by the affirmative vote or the written consent of the holders of at least a majority of the outstanding shares of the class in which the payment is to be made.
e)   A split-up or division of the issued shares of any class into a greater number of shares of the same class without increasing the stated capital of the corporation shall not be construed to be a share dividend within the meaning of this section.

Article VII - Bills, Notes, Etc.

Section 1. Execution. All bills payable, notes, checks, drafts, warrants, or other negotiable instruments of the Corporation shall be made in the name of the Corporation and shall be signed by such officer or officers as the Board of Directors shall from time to time by resolution direct.

No officer or agent of the Corporation, either singly or jointly with others, shall have the power to make any bill payable, note, check, draft, or warrant, or other negotiable instrument, or endorse the same in the name of the Corporation, or contract or cause to be contracted any debt or liability in the name and on behalf of the Corporation except as herein expressly prescribed and provided.

Article VIII - Offices

The principal office of the Corporation shall be located in the City of Lexington, County of Fayette, Commonwealth of Kentucky. The Board of Directors may change the location of the principal office of the Corporation and may, from time to time, designate other offices within or without the state as the business of the Corporation may require.

Article IX - Amendments

Section 1. Manner of amending. These Bylaws may be altered, amended, repealed, or added to by the affirmative vote of the holders of a majority of the shareholders entitled to vote in the election of any director at an annual meeting or at a special meeting called for that purpose, provided that a written notice shall have been sent to each shareholder of record entitled to vote at such meeting at his last-known post office address at least ten days before the date of such annual or special meeting, which notice shall state the alterations, amendments, additions, or changes which are proposed to be made in such Bylaws. Only such changes shall be made as have been specified in the notice. The Bylaws may also be altered, amended, repealed, or new Bylaws adopted by a majority of the entire Board of Directors at a regular or special meeting of the Board. However, any Bylaws adopted by the Board may be altered, amended, or repealed by the shareholders.

Article X - Waiver of Notice

Section 1. Authority to waive notice. Whenever under the provisions of these Bylaws or of any statute any shareholder or director is entitled to notice of any regular or special meeting or of any action to be taken by the Corporation, such meeting may be held or such action may be taken without the giving of such notice, provided every shareholder or director entitled to such notice in writing waives the requirements of these Bylaws in respect thereto.

Article XI- Provisions

Should any Article or provision in the Bylaws of this Corporation be found to be contrary to Delaware law, said item shall be considered null and void, just as if it had never appeared in these Bylaws, and it shall not affect the validity of any other Article, provision, or these Bylaws as a whole. In such an instance, the Article or provision shall be amended in the proper procedure to comply with applicable law.

End of Bylaws adopted by the Board of Directors.

/s/ Cory Heitz _______________________ CHAIRMAN OF THE BOARD	/s/ John D. Hafner, Esq. ________________________ SECRETARY

EXHIBIT B

AMENDED AND RESTATED BY-LAWS

AMENDED AND RESTATED BY-LAWS

of
JUHL WIND, INC.,
a Delaware Corporation
August 17, 2011

ARTICLE I - OFFICES

1.1           Registered Office.  The registered office shall be in the City of Dover, County of Kent, State of Delaware.

1.2           Additional Offices.  The corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.

ARTICLE II - MEETINGS OF STOCKHOLDERS

2.1           Location of Meetings.  All meetings of the stockholders for the election of directors shall be held in the State of Delaware, at such place as may be fixed from time to time by the Board of Directors, or at such other place either within or without the State of Delaware as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting.  Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

2.2           Annual Meetings.  Annual meetings of stockholders shall be held each year in the month of May, unless otherwise directed by the Board of Directors, at such date and time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which the common stockholders shall elect by a plurality vote a Board of Directors, and transact such other business as may properly be brought before the meeting.  “Common Stockholders” shall mean the holders of Common Stock of the corporation as duly reflected on the stock ledger of the corporation.

2.3           Notice of Meetings.  Written notice of the annual meeting stating the place, date and hour of the meeting, and the means by which any remote communications shall be utilized for purposes of attending and participating in such meeting, shall be given to each stockholder entitled to vote at such meeting not less than ten (10) days nor more than sixty (60) days before the date of the meeting.

2.4           Participation and Attendance at Meetings.  If the directors shall provide for the participation of meetings of stockholders by means of remote communication, stockholders shall be considered present and may participate and vote in the meeting if they shall avail themselves of such remote communication services provided for by the directors.  Any such meeting conducted in whole or in part by means of remote communication shall be conducted by reasonable measures as directed by the directors to ensure verification of participating and voting is by a stockholder and that stockholders shall have a reasonable opportunity to participate in the meeting and vote on matters submitted to the stockholders for which they are entitled to vote, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and if any stockholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the corporation.

2.5           Stockholder Records.  The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder.  Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten (10) days prior to the meeting, either (a) on a reasonably accessible electronic network, with sufficient access information contained in the notice of such meeting or (b) during normal business hours at the principal place of business of the corporation.  The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

2.6           Calling of Special Meetings.  Unless otherwise prescribed by statute or by the certificate of incorporation, special meetings of the stockholders entitled to vote on the matter, for any purpose or purposes, may be called by the Chief Executive Officer or President and shall be called by the Chief Executive Officer, President or Secretary at the request in writing of a majority of the Board of Directors, or at the request in writing of stockholders owning twenty percent (20%) of the entire capital stock of the corporation issued and outstanding and entitled to vote on the matter.  Such request shall state the purpose or purposes of the proposed meeting.

2.7           Notice of Special Meetings.  Written notice of a special meeting stating the place, date and hour of the meeting, and the means by which any remote communications shall be utilized for purposes of attending and participating in such meeting, and the purpose or purposes for which the meeting is called, shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting, to each stockholder entitled to vote at such meeting.

2.8           Purpose of Meetings.  Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

2.9           Quorum.  The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation.  If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented.  At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified.  If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

2.10           Voting Approval.  When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the certificate of incorporation, a different vote is required in which case such express provision shall govern and control the decision of such question.

2.11           Voting.  Unless otherwise provided in the Certificate of Incorporation, each stockholder having voting power on the matter shall at every meeting of the stockholders be entitled to one (1) vote in person or by proxy for each share of the capital stock having voting power held by such stockholder.  Stockholders do not have the right to cumulate their votes for directors. At any meeting of the stockholders, every stockholder entitled to vote may vote in person or by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting, but no proxy shall be voted on after three (3) years from its date, unless the proxy provides for a longer period.  Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to this paragraph may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used; provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.  All voting may (except where otherwise required by law) be by a voice vote; provided, however, that upon demand therefor by a stockholder entitled to vote or by his or her proxy, a stock vote shall be taken.  The corporation may, and to the extent required by law shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting, count the votes, decide the results and make a written report thereof.  The corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act.  If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting may, and to the extent required by law shall, appoint one or more inspectors to act at the meeting.  Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to faithfully execute the duties of inspector with strict impartiality and according to the best of his or her ability.

2.12           Action without Meeting.  Unless otherwise provided in the Certificate of Incorporation, any action required to be taken at any annual or special meeting of stockholders of the corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. A telegram, cablegram or other electronic transmission consenting to an action to be taken and transmitted by a stockholder, or by a person or persons authorized to act for a stockholder, shall be deemed to be written, signed and dated for the purposes of this section, provided that any such telegram, cablegram or other electronic transmission sets forth or is delivered with information from which the corporation can determine (a) that the telegram, cablegram or other electronic transmission was transmitted by the stockholder or by a person or persons authorized to act for the stockholder and (b) the date on which such stockholder or authorized person or persons transmitted such telegram, cablegram or electronic transmission. The date on which such telegram, cablegram or electronic transmission is transmitted shall be deemed to be the date on which such consent was signed.  No consent given by telegram, cablegram or other electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper form shall be delivered to the corporation by delivery to its registered office in this State, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded.  Delivery made to a corporation’s registered office shall be made by hand or by certified or registered mail, return receipt requested.  Notwithstanding the foregoing limitations on delivery, consents given by telegram, cablegram or other electronic transmission, may be otherwise delivered to the principal place of business of the corporation or to an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded if, to the extent and in the manner provided by resolution of the Board of Directors of the corporation.  Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent of stockholders entitled to vote or consent on the matter shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders or members to take the action were delivered to the corporation.

2.13           Presiding Over Meetings.  The Chairman of the Board of Directors shall preside at all meetings of the stockholders.  In the absence or inability to act of the Chairman, the Vice Chairman, the Chief Executive Officer, the President or a Vice President (in that order) shall preside, and in their absence or inability to act, another person designated by one of them shall preside.  The Secretary of the corporation shall act as Secretary of each meeting of the stockholders.  In the event of his or her absence or inability to act, the Chairman of the meeting shall appoint a person who need not be a stockholder to act as Secretary of the meeting.

2.14           Conducting Meetings.  Meetings of the stockholders shall be conducted in a fair manner but need not be governed by any prescribed rules of order.  The presiding officer of the meeting shall establish an agenda for the meeting.  The presiding officer’s rulings on procedural matters shall be final.  The presiding officer is authorized to impose reasonable time limits on the remarks of individual stockholders and may take such steps as such officer may deem necessary or appropriate to assure that the business of the meeting is conducted in a fair and orderly manner.

ARTICLE III - DIRECTORS

3.1           Directors.  The Company’s Board of Directors shall consist of not less than two or more than ten members, with the exact number to be fixed from time to time in accordance with a resolution adopted by a majority of the entire Board of Directors. No decrease in the number of directors shall have the effect of shortening the term of any incumbent director. The Board of Directors may act to divide the directors into three classes, designated as Class I, Class II and Class III. The number of directors in each class shall be as nearly equal in number as practicable. Following the Board’s determination to divide the directors into classes, the term of the Class I directors shall expire at the first annual meeting of stockholders thereafter; the term of the Class II directors shall expire at the second annual meeting of stockholders thereafter; and the term of the Class III directors shall expire at the third annual meeting of stockholders thereafter, in each case until his or her successor is duly elected and qualified or until his or her earlier resignation, death, incapacity or removal from office. Upon the expiration of the initial terms of office for each class of directors following the Board’s determination to divide the directors into classes, the successor directors of each class shall be elected for a full term of three years, to serve until their successors are duly elected and qualified or until their earlier resignation, death, incapacity or removal from office. The Board of Directors shall apportion any increase or decrease in the number of directors among the classes as nearly equal in number as possible. Until such time as the Board determines to divide the directors into classes, all of the directors shall be elected at the annual meeting of the Common Stockholders, except as provided in Section 2 of this Article, and each director elected shall hold office until his successor is elected and qualified or until his or her earlier resignation or removal.  Directors need not be stockholders.

3.2           Vacancies.  Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and shall qualify, or until his or her earlier resignation or removal.  If there are no directors in office, then an election of directors may be held in the manner provided by statute, subject to the provisions of the Certificate of Incorporation.  If, at the time of filling any vacancy or any newly created directorship by the directors then in office, such that the directors then in office shall constitute less than a majority of the whole board (as constituted immediately prior to any such vacancy or increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.

3.3           Management of Corporation.  The business of the corporation shall be managed by or under the direction of its Board of Directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these by-laws directed or required to be exercised or done by the stockholders.

ARTICLE IV - MEETINGS OF THE BOARD OF DIRECTORS

4.1           Meetings.  The Board of Directors of the corporation may hold meetings, both regular and special, either within or without the State of Delaware.

4.2           Regular Meetings.  Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the board.

4.3           Special Meetings.  Special meetings of the board may be called by the Chief Executive Officer or President on twenty-four hours’ notice to each director, either personally or by mail or by facsimile communication; special meetings shall be called by the Chief Executive Officer, President or Secretary in like manner and on like notice on the written request of one director unless the board consists of only one director; in which case special meetings shall be called by the Chief Executive Officer, President or Secretary in like manner and on like notice on the written request of the sole director.

4.4           Quorum.  At all meetings of the board, a majority of directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the certificate of incorporation.  If a quorum shall not be present at any meeting of the Board of Directors the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

4.5           Informal Action.  Unless otherwise restricted by the certificate of incorporation or these by-laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the board or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing(s) or paper forms of any electronic transmission(s) are filed with the minutes of proceedings of the board or committee.

4.6           Participation in Meetings.  Unless otherwise restricted by the certificate of incorporation or these by-laws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by any means permitted under the General Corporation Law of Delaware (including participation in a meeting of the Board of Directors, or committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other), and any such participation in a meeting shall constitute presence in person at the meeting.

4.7           Presiding Over Meetings.  The Chairman of the Board of Directors shall preside at all meetings of the directors.  In the absence or inability to act of the Chairman, the Vice Chairman, the Chief Executive Officer, the President or a Vice President (in that order) shall preside, and in their absence or inability to act, another person designated by one of them shall preside.  The Secretary of the corporation shall act as Secretary of each meeting of the directors.  In the event of his or her absence or inability to act, the Chairman of the meeting shall appoint a person who need not be a stockholder to act as Secretary of the meeting.

4.8           Conducting Meetings.  Meetings of the directors be conducted in a fair manner but need not be governed by any prescribed rules of order.  The presiding officer of the meeting shall establish an agenda for the meeting.  The presiding officer’s rulings on procedural matters shall be final.  The presiding officer is authorized to impose reasonable time limits on the remarks of individual board member and may take such steps as such officer may deem necessary or appropriate to assure that the business of the meeting is conducted in a fair and orderly manner.

4.9           Presumption of Assent.  A director of the corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be conclusively presumed to have assented to the action taken unless his or her dissent shall be entered in the minutes of the meeting or unless he or she shall file his or her written dissent to such action with the person acting as the Secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary of the corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

4.10           Committees.

(a)           The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the corporation.  The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.  Any member of any committee appointed by the Board of Directors, or the entire membership of such committee, may be removed, with or without cause, by the vote of a majority of the Board of Directors.

(b)           In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

(c)           Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to the following matters: (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by the General Corporation Law of Delaware to be submitted to stockholders for approval or (ii) adopting, amending or repealing any by-law of the corporation. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors.

(d)           Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

4.11           Compensation of Directors.  Unless otherwise restricted by the certificate of incorporation or these by-laws, the Board of Directors shall have the authority to fix the compensation of directors.  The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director.  No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.  Members of special or standing committees may be allowed like compensation for attending committee meetings.

4.12           Removal and Resignation of Directors.  Unless otherwise restricted by the certificate of incorporation or by law, any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of shares entitled to vote in the election of directors.  Any director of the corporation may resign at any time by giving notice in writing or electronic transmission to the Board of Directors, the Chairman, the Chief Executive Officer or the President.  Such resignation shall take effect at the time specified therein and, unless tendered to take effect upon acceptance thereof, the acceptance of such resignation shall not be necessary to make it effective.

ARTICLE V - NOTICES

5.1           Notice.  Whenever, under the provisions of the statutes or of the certificate of incorporation or of these by-laws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in any manner as prescribed by the General Corporation Law of Delaware.

5.2           Wavier of Notice.  Whenever any notice is required to be given under the provisions of the statutes or of the certificate of incorporation or of these by-laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

ARTICLE VI - OFFICERS

6.1           Officers.  The officers of the corporation shall be chosen by the Board of Directors and shall include a President, a Vice-President, a Secretary and a Treasurer.  The Board of Directors may also appoint a Chairman of the board, Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Chief Technology Officer, Vice President of Development Services, one or more Senior Vice-Presidents, additional Vice-Presidents, and one or more assistant secretaries and assistant treasurers.  Any number of offices may be held by the same person, unless the certificate of incorporation or these by-laws otherwise provide.

6.2           Election of Officers.  The Board of Directors after each annual meeting of stockholders shall choose a Chief Executive Officer, President, one or more Vice-Presidents, a Secretary and a Treasurer.  Any number of offices may be held by the same person, unless the certificate of incorporation or these by-laws otherwise provide.  The Board of Directors may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board.

6.3           Compensation of Officers.  The salaries and other compensation of all officers and agents of the corporation shall be fixed by the Board of Directors.

6.4           Term of Officers.  The officers of the corporation shall hold office until their successors are chosen and qualify.  Any officer elected or appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors.  Any vacancy occurring in any office of the corporation shall be filled by the Board of Directors.

6.5           Chairman of the Board.  The Chairman of the Board shall preside at all meetings of the Board of Directors and shall see that orders and resolutions of the Board of Directors are carried into effect.  The Chairman of the Board shall perform such other duties as the Board of Directors may from time to time prescribe.

6.6            Chief Executive Officer.  The Board of Directors may select a Chief Executive Officer of the corporation who, if appointed, shall be subject to the control of the Board of Directors and have general supervision, direction and control of the business and the officers of the corporation.  The Chief Executive Officer shall preside at all meetings of the stockholders and, in the absence or nonexistence of a Chairman of the board, at all meetings of the Board of Directors.  The Chief Executive Officer shall see that the resolutions and directions of the Board of Directors are carried into effect except in those instances in which that responsibility is specifically assigned to some other person by the Board of Directors, and, in connection therewith, shall be authorized to delegate to the President and the other executive officers such of his powers and duties as Chairman of the board at such times and in such manner as he may deem to be advisable.  In general, he shall discharge all duties incident to such office and such other duties as may be prescribed by the Board of Directors from time to time.  Except where by law or by order of the Board of Directors the signature of the President is required, the Chief Executive Officer shall have the same power as the President to execute instruments on behalf of the corporation.

6.7           President.  The President shall act at the direction of the Chief Executive Officer and the Board of Directors and shall be the executive officer next in authority to the Chief Executive Officer.  If there shall be no Chief Executive Officer, or in his or her absence or inability or refusal to act, then the President shall perform the duties prescribed for such office, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Chief Executive Officer.  The President shall assist the Chief Executive Officer in the management of the business of the corporation, and shall have such other powers and duties as the Board of Directors may from time to time prescribe.

6.8           Senior Vice-President(s).  In the absence of the President or in the event of his inability or refusal to act, the Senior Vice-President (or in the event there be more than one Senior Vice-President, the Senior Vice-Presidents in the order designated by the directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President.  The Senior Vice-Presidents shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

6.9           Vice-President(s).  In the absence of the Senior Vice-President or in the event of their inability or refusal to act, the Vice-President (or in the event there be more than one Vice-President, the Vice-Presidents in the order designated by the directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the Senior Vice-President(s), and when so acting, shall have all the powers of and be subject to all the restrictions upon the Senior Vice-President(s).  The Vice-Presidents shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

6.10           Chief Financial Officer.  The Board of Directors may select a Chief Financial Officer who, if appointed, shall be subject to the control of the Board of Directors, the Chief Executive Officer and the President, and shall be the principal financial and accounting officer of the corporation.  The Chief Financial Officer shall: (a) have charge of and be responsible for the maintenance of adequate books of account for the corporation; (b) have charge and custody of all funds and securities of the corporation, and be responsible therefor and for the receipt and disbursement thereof; and (c) perform all the duties incident to the office of the Chief Financial Officer and such other duties as the Chief Executive Officer, the President or the Board of Directors may from time to time prescribe.  The duties and role of Treasurer, as set forth herein shall be subsumed by the Chief Financial Officer if one is appointed where no separate Treasurer is appointed.  If there shall also be a separate Treasurer, the Treasurer shall perform his duties at the direction of the Chief Financial Officer, the President and the Board of Directors.  If required by the Board of Directors, the Chief Financial Officer shall give a bond for the faithful discharge of his duties as Chief Financial Officer in such sum and with such surety or sureties as the Board of Directors may determine.

6.11           Chief Operating Officer.  The Chief Operating Officer shall be the chief operating officer of the Company, and as such shall direct the operations of the Company within the limits prescribed by the Chief Executive Officer, the President and the Board of Directors.  He shall have such other powers and duties as the Chief Executive Officer, the President or the Board of Directors may assign to him from time to time.  He may (i) sign, alone or with the Secretary or any other proper officer of the Company thereunto authorized by the Board of Directors, any policies, deeds, mortgages, bonds, contracts or other instruments which the Board of Directors has authorized to be executed except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the corporation, or shall be required by law to be otherwise signed or executed, (ii) notwithstanding the foregoing, sign, alone or with the Secretary or any other proper officer of the corporation, contracts, documents or other instruments in the ordinary course of business consistent with past practice, and (iii) appoint and discharge agents and employees of the corporation except those that are appointed by the Chief Executive Officer, the President or the Board of Directors.  He shall, in general, perform all duties incident to the office of Chief Operating Officer.

6.12           Secretary.  The Secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings of the meetings of the corporation and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required.  He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or President, under whose supervision he shall be.  He shall have custody of the corporate seal of the corporation and he, or an Assistant Secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by his signature or by the signature of such Assistant Secretary.  The Board of Directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by his signature.

6.13           Assistant Secretary.  The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election) shall, in the absence of the Secretary or in the event of his inability or refusal to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

6.14           Treasurer and Assistant Treasurers.

(a)           The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the Board of Directors.

(b)           He shall disburse the funds of the corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the corporation.

(c)           If required by the Board of Directors, he shall give the corporation a bond (which shall be renewed every six years) in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

(d)           He shall perform all duties incident to the office of Treasurer and all other duties as from time to time may be assigned to him by the Board of Directors and the President; provided, that if there shall also be appointed a Chief Financial Officer, the Treasurer shall perform his duties at the direction of the Chief Financial Officer, President and Board of Directors.

(e)           The Assistant Treasurer, or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election) shall, in the absence of the Treasurer or in the event of his inability or refusal to act, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

ARTICLE VII - CERTIFICATES FOR SHARES

7.1           Certificates.  The shares of the corporation shall be represented by a certificate or shall be uncertificated.  Certificates shall be signed by, or in the name of the corporation by, the Chairman or Vice-Chairman of the Board of Directors, or the President or a Vice-President, and by the Treasurer- or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the corporation.

7.2           Classes of Stock.  If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

7.3           Uncertificated Shares.  Within a reasonable time after the issuance or transfer of uncertificated stock, the corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to Sections 151, 156, 202(a) or 218(a) of the General Corporation Law of Delaware or a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

7.4           Signatures on Certificates.  Any of or all the signatures on a certificate may be facsimile.  In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

7.5           Lost Certificates.  The Board of Directors may direct a new certificate or certificates or uncertificated shares to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed.  When authorizing such issue of a new certificate or certificates or uncertificated shares, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

7.6           Transfer of Stock.  Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.  Upon receipt of proper transfer instructions from the registered owner of uncertificated shares such uncertificated shares shall be cancelled and issuance of new equivalent uncertificated shares or certificated shares shall be made to the person entitled thereto and the transaction shall be recorded upon the books of the corporation.

7.7           Fixing of Record Date.  In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting: provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

7.8           Registered Stockholders.  The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

ARTICLE VII - CONFLICT OF INTERESTS

8.1           Contract or Relationship Not Void.  No contract or transaction between the corporation and one or more of its directors or officers, or between the corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers or have a financial interest shall be void or voidable solely for this reason, or solely because such director or officer is present at, or participates in, the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because such director’s or officer’s vote is counted for such purpose, if:

(a)    the material facts as to such director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

(b)   the material facts as to such director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

(c)  the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof, or the stockholders.

8.2           Quorum.  Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

ARTICLE IX - GENERAL PROVISIONS

9.1           Dividends.  Dividends upon the capital stock of the corporation, subject to the provisions of the certificate of incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law.  Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the certificate of incorporation.

9.2           Reserves.  Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

9.3           Annual Statement.  The Board of Directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the corporation.

9.4           Checks.  All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

9.5           Fiscal Year.  The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

9.6           Seal.  The corporation may have, but shall not be required to have, a corporate seal.  The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the words “Corporate Seal, Delaware”.  The seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced.

9.7           Indemnification.  The corporation shall indemnify its officers, directors, employees and agents to the extent permitted by the General Corporation Law of Delaware and as may be set forth in the corporation’s Certificate of Incorporation.

9.8           Stock in Other Corporations.  Shares of any other corporation which may from time to time be held by this corporation may be represented and voted at any meeting of stockholders of such corporation by the Chairman, the Chief Executive Officer, the President, the Chief Financial Officer or a Vice President of the corporation, or by any proxy appointed in writing by the Chairman, the Chief Executive Officer, the President, the Chief Financial Officer or a Vice President of the corporation, or by any other person or persons thereunto authorized by the Board of Directors. Shares represented by certificates standing in the name of the corporation may be endorsed for sale or transfer in the name of the corporation by the Chairman, the Chief Executive Officer, the President, the Chief Financial Officer or any Vice President of the corporation or by any other officer or officers thereunto authorized by the Board of Directors.  Shares belonging to the corporation need not stand in the name of the corporation, but may be held for the benefit of the corporation in the individual name of the Chief Financial Officer or of any other nominee designated for the purpose of the Board of Directors.

ARTICLE X - AMENDMENTS

These by-laws may be altered, amended or repealed or new by-laws may be adopted by the stockholders or by the Board of Directors, when such power is conferred upon the Board of Directors by the certificate of incorporation, at any regular meeting of the stockholders or of the Board of Directors or at any special meeting of the stockholders or of the Board of Directors if notice of such alteration, amendment, repeal or adoption of new by-laws be contained in the notice of such special meeting.  If the power to adopt, amend or repeal by-laws is conferred upon the Board of Directors by the certificate of incorporation it shall not divest or limit the power of the stockholders to adopt, amend or repeal by-laws.  Notwithstanding the foregoing, the provisions of Sections 2.2, 2.6, 2.11, 3.1, 4.3 and Article X, shall not be altered, amended or repealed without the approval of a majority of stockholders entitled to vote or consent on the matter.

2011 Annual Stockholder Meeting Proxy Card – Juhl Wind, Inc.

I/We, being holder(s) of Juhl Wind, Inc., hereby appoint Daniel J. Juhl, or failing him, John Mitola as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the stockholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual Meeting of Stockholders of Juhl Wind, Inc. to be at 730 W. Randolph Street, 6th Floor, Chicago, IL 60661, on Wednesday, August 17, 2011 at 10:00 a.m. Local Time and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY BOLD TEXT OVER THE BOXES

1.  Approval of Amendment to By-Laws to Change Quorum Requirement
To approve the amendment of the Company’s By-Laws to change the quorum requirement for transaction of business at stockholder meetings from one-third (33.33%) to a majority of the issued and outstanding shares entitled to vote as provided in the Proxy Statement of Juhl Wind, Inc. dated August 1, 2011
	FOR ☐	AGAINST ☐
2.  Approval of Amendment to By-Laws to Clarify That There Is No Cumulative Voting for Directors
To approve the amendment of the Company’s By-Laws to clarify that there is no cumulative voting for directors as provided in the Proxy Statement of Juhl Wind, Inc. dated August 1, 2011
	FOR ☐	AGAINST ☐
3.  Approval of Amendment to By-Laws to Permit Increase in Number of Directors
To approve the amendment of the Company’s By-Laws to provide that the Board of Directors shall consist of not less than two (2) or more than ten (10) members, with the exact number to be fixed from time to time by resolution of the Board of Directors as provided in the Proxy Statement of Juhl Wind, Inc. dated August 1, 2011
	FOR ☐	AGAINST ☐
4.  Approval of Amendment to By-Laws to Authorize Board of Directors to Create Classified Board
To approve the amendment of the Company’s By-Laws to authorize the Board of Directors to create a classified Board of Directors as provided in the Proxy Statement of Juhl Wind, Inc. dated August 1, 2011
	FOR ☐	AGAINST ☐
5.  Approval of Amendment to By-Laws to Make Administrative Changes
To approve the amendment of the Company’s By-Laws to make administrative changes as provided in the Proxy Statement of Juhl Wind, Inc. dated August 1, 2011
	FOR ☐	AGAINST ☐
6.  Election of Directors
To elect the nominees specified below as Directors of Juhl Wind, Inc.

Daniel J. Juhl
John Mitola
Edward C. Hurley
General Wesley K. Clark
James W. Beck

To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.
	FOR all nominees listed (except as noted on the line at left) ☐	WITHHOLD authority to vote for all ☐
7. Ratification of Auditors To ratify the appointment of Boulay, Heutmaker, Zibell & Co., P.L.L.P. as independent registered public accounting firm for Juhl Wind, Inc. for the 2011 fiscal year	FOR ☐	AGAINST ☐
8.  In their discretion, with respect to each matter hereinbefore specified as to which choice has not been specified, or any amendments or variations to the matters hereinbefore specified, or on such further or other business as may properly come before the Meeting or any adjournments thereof.

Authorized Signature(s) – This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management
Signature Print your name exactly as it appears on your certificate:	Number of Shares as of 7/18/11: Certificate No. / / Date

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